As filed with the Securities and Exchange Commission on _______________, 1997

                                                   Registration No. 333-25073
                                                                    811-08177
               SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549
                        _______________

                           FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                  Pre-Effective Amendment No. 1

                Post-Effective Amendment No. _____

                              and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. _____

                  THE DRESHER FAMILY OF FUNDS
       (Exact Name of Registrant as Specified in Charter)

                  715 Twining Road, Suite 202
                   Dresher, Pennsylvania 19025
            (Address of Principal Executive Offices)

      Registrant's Telephone Number, including Area Code:
                         (215) 881-7000

                  Jeffrey C. Brown, President
                  The Dresher Family of Funds
    715 Twining Road, Suite 202, Dresher, Pennsylvania 19025
            (Name and Address of Agent for Service)

                  Copies of communications to:

                  Stephen T. Burdumy, Esquire
          Klehr, Harrison, Harvey, Branzburg & Ellers
                       1401 Walnut Street
                Philadelphia, Pennsylvania 19102

Approximate Date of Proposed General Offering: As soon as practical after the effective date of this Registration Statement.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with
Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.


DECLARATION PURSUANT TO RULE 24F-2: Pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended, Registrant is registering an indefinite number or amount of its shares of beneficial interest under the Securities Act of 1933, as amended. The Registrant has not filed a Rule 24f-2 Notice because it has not sold any securities pursuant to this declaration during the most recent fiscal year.











                                   PART A
                           CROSS REFERENCE SHEET

                        THE DRESHER FAMILY OF FUNDS
                   THE DRESHER COMPREHENSIVE GROWTH FUND
                    THE DRESHER CLASSIC RETIREMENT FUND


PART A ITEM                            PROSPECTUS CAPTION


Cover Page                             Cover Page

Synopsis                               Expenses

Condensed Financial Information        Inapplicable

General Description of the Fund        Cover Page; The Funds; Investment
                                       Objectives and Management Techniques;
                                       Investment Policies and Restrictions;
                                       Risks and Other Considerations; Trust
                                       Management -- Portfolio Turnover;
                                       Appendix A; Appendix B

Management of the Fund                 Trust Management

Management's Discussion of Fund        Inapplicable
Performance

Capital Stock and Other Securities     Dividends, Distributions and Taxes;
                                       General Information

Purchase of Securities Being Offered   How to Purchase Shares; Trust
                                       Management -- Distribution Plan

Redemption or Repurchase               How to Redeem Shares

Pending Legal Proceedings              Inapplicable



                    THE DRESHER COMPREHENSIVE GROWTH FUND
                     THE DRESHER CLASSIC RETIREMENT FUND

THE DRESHER COMPREHENSIVE GROWTH FUND (THE "COMPREHENSIVE GROWTH FUND") AND THE DRESHER CLASSIC RETIREMENT FUND (THE "CLASSIC RETIREMENT FUND;" AND TOGETHER WITH THE COMPREHENSIVE GROWTH FUND, THE "FUNDS") are two series of stock of The Dresher Family of Funds, an open-end investment company (the "Trust"). The assets of each Fund are separately managed portfolios consisting of shares of other mutual funds. The Funds are designed to offer investors easy access to actively managed funds. Both Funds are diversified by asset class and feature a core component of domestic and international stock funds for growth potential, combined with bond funds and money market funds for greater price stability. The Investment Manager has the flexibility to take full advantage of changing markets and favorable asset classes. The Investment Manager monitors hundreds of mutual funds, analyzing the relative attractiveness of various funds to identify and select a mix of underlying funds in order to achieve each Fund's goals. The Comprehensive Growth Fund is a no-load aggressive growth fund which seeks capital appreciation without regard to current income. The Classic Retirement Fund is a no-load moderate growth fund which seeks moderate capital appreciation and significant income. Both Funds pursue their investment objectives by investing exclusively in shares of other mutual funds (except for holdings in cash or cash equivalents). The level of diversification the Funds obtain from being invested in a number of underlying funds is intended to reduce the risks
associated with an investment in a single underlying fund.   By investing in
the Funds, you bear not only the Funds' expenses, but also the expenses of the underlying funds. THE FUNDS' STRATEGY OF INVESTING IN OTHER MUTUAL FUNDS RESULTS IN GREATER EXPENSES THAN YOU WOULD INCUR IF YOU WERE TO INVEST IN THE SAME FUNDS DIRECTLY.

ABOUT THIS PROSPECTUS: THIS PROSPECTUS PROVIDES YOU WITH CONCISE INFORMATION THAT YOU SHOULD KNOW BEFORE YOU DECIDE IF THE FUNDS PROVIDE THE INVESTMENT OPPORTUNITIES YOU SEEK. READ IT CAREFULLY AND RETAIN IT FOR FUTURE REFERENCE. You can find more detailed information in the Statement of Additional Information (the "SAI") dated ___________________, 1997 (as amended from time to time). The SAI has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated in this Prospectus by reference (which means that it is legally considered part of this Prospectus even though it is not printed here). This Prospectus is available electronically by using the Trust's World Wide Web address: http://www.national-advisory.com. To get a free paper copy of this Prospectus or the SAI, call the Trust at
(215) 881-7000. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference herein, and other information regarding registrants that file electronically with the SEC.

Shares of the Funds are subject to investment risks, including possible loss of principal Shares of the Funds are not bank deposits and are not endorsed by, insured by, guaranteed by, obligations of or otherwise supported by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency or bank.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF


THIS PROSPECTUS.  ANY REPRESENTATION TO THE CONTRARY
IS A CRIMINAL OFFENSE.

                          PROSPECTUS: June __, 1997


                                  EXPENSES

The table below does not reflect any of the operating costs and investment advisory fees of the underlying funds. By investing in the Funds, you bear not only the Funds' expenses detailed below, but also the expenses of the underlying funds. You would not incur the Funds' expenses detailed below if you were to perform your own asset allocation, fund review and analysis and invest in the underlying funds directly.

SHAREHOLDER TRANSACTION EXPENSES

                                               Comprehensive   Classic
                                               Growth          Retirement
                                               Fund            Fund

Sales charge on purchases                      None            None

Sales charge on reinvested dividends           None            None

Deferred sales charge                          None            None

Exchange fees                                  None            None

Redemption fee <F1>                            None            None


<F1>.A wire transfer fee is charged by the Funds' Custodian in the case of redemptions made by wire. Such fee is subject to change and is currently $10.00.


ANNUAL FUND OPERATING EXPENSES (as a percentage of average daily net assets)


                                               Comprehensive   Classic
                                               Growth          Retirement
                                               Fund            Fund

Management fees (after fee waivers) <F2>       0.95%           0.95%

12b-1 fees <F3>                                0.25%           0.25%

Other expenses <F4>                            0.00%           0.00%

Total Fund operating expenses                  1.20%           1.20%


<F2>.The management fees are paid to the Investment Manager for analyzing, selecting and monitoring the underlying funds in each portfolio. The Investment Manager will voluntarily reduce its management fees to keep total Fund operating expenses no greater than .95% (not including the 12b-1 fee expenses and extraordinary expenses) until at least December 31, 1998. Unlike most other mutual funds, the management fees paid by the Funds effectively include transfer agency, pricing, custodial, auditing and legal services, brokerage commissions, taxes, interest, fees, expenses of non-interested Trustees and general


     administrative and other operating expenses.   After December 31, 1998,
     the management fee waiver may be terminated, modified or continued.
     If there were no such fee waiver, each Fund's total operating expenses would be 1.20% of its average daily net assets (not including the 12b-1 fee expenses).

<F3>.Based on average daily net assets.   The 12b-1 fee is an asset-based
     sales charge as defined in the Rules of Fair Practice of the National
     Association of Securities Dealers (the "Rules").   See "Fund Management
     -- Distribution Plan." The existence of this charge may cause long-term shareholders to pay more in total sales charges than the economic equivalent of the maximum front-end sales charges permitted under the Rules. In addition, the underlying funds in which the Funds invest may impose 12b-1 or service fees. Such 12b-1 and/or service fees will be paid by an underlying fund imposing such fees to the Distributor. The Distributor will, in turn, after payment of its expenses, reimburse a portion of any such 12b-1 or service fees received from an underlying fund to the Fund that invested in shares of such underlying fund. Such payments will be made on the timetable and in accordance with the discussion herein under the caption "Fund Management -- Execution of Portfolio Transactions."

<F4>.Does not include extraordinary expenses.  The Funds are newly formed and this amount is based on estimates for the current fiscal year for the Funds after management fee waivers. See Footnote 1 above.


     EXAMPLE

You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                                                    1 YEAR           3 YEARS

Comprehensive Growth Fund                           $ 12             $ 37

Classic Retirement Fund                             $ 12             $ 37

The purpose of the foregoing table is to assist you in understanding the various costs and expenses that an investor in either Fund will bear, directly or indirectly. See "Fund Management -- Advisory Fee -- Expenses Borne by Each Fund." THE EXAMPLE SET FORTH IN THE FOREGOING TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER
OR LESSER THAN THOSE SHOWN.

                                  THE FUNDS

The Dresher Family of Funds was organized as a Delaware business trust on March 26, 1997. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"). The Trust is a diversified investment company for purposes of the 1940 Act because all of its assets will be represented by securities of other investment companies or cash (or cash equivalents). Many of the underlying funds in which the Funds invest will themselves be diversified investment companies. The level of diversification the Funds obtain from


being invested in a number of underlying funds is intended to reduce the risks associated with an investment in a single underlying fund. The Funds intend to qualify as diversified investment companies for purposes of Subchapter M of the Internal Revenue Code (the "Code"). The Trust currently consists of two separate series portfolios: the Comprehensive Growth Fund and the Classic Retirement Fund. Each Fund is managed separately and has its own investment objectives and strategies designed to meet its respective investment goals. Investment in shares of one or more of the Funds involves risks. There can be no assurance that the Funds' investment objectives will be achieved. See "Risks and Other Considerations."

              INVESTMENT OBJECTIVES AND MANAGEMENT TECHNIQUES

Each Fund seeks to achieve its investment objective by investing exclusively (other than cash or cash equivalents) in a portfolio of other open-end "mutual funds." (The mutual funds in which the Funds may invest are referred to in this Prospectus as the "underlying funds.") The Funds will purchase securities of other investment companies only as permitted under the 1940 Act, including any exemptive relief granted by the SEC. A Fund will, under normal circumstances, maintain its assets in a number of underlying funds. However, for temporary defensive purposes when market conditions dictate, up to 100% of the assets of either Fund may be invested in cash or cash equivalents.
Each Fund may invest in identical types of mutual funds. Of course, the percentage of each Funds' assets will vary based upon the Fund's investment objective.

     THE DRESHER COMPREHENSIVE GROWTH FUND: This Fund is an aggressive growth fund which seeks capital appreciation without regard to current income. Under normal market conditions, at least 75% of its assets at the time of investment will be invested in mutual funds that invest primarily in common stock or securities convertible into or exchangeable for common stock. The allocation of the assets of the Fund are expected to result in the Fund being exposed to more risk than the Classic Retirement Fund.

     THE DRESHER CLASSIC RETIREMENT FUND: This Fund is a moderate growth fund which seeks moderate capital appreciation and significant income. The mutual funds comprising this Fund will invest in common stocks, preferred stocks, bonds and other fixed income securities. Under normal market conditions, no more than 65% of its assets at the time of investment will be invested in mutual funds that invest primarily in common stock or securities convertible into or exchangeable for common stock.

Each Fund's investment objective is non-fundamental and may be changed by the Board of Trustees of the Trust (the "Board of Trustees") without approval by the shareholders of that Fund. You would be notified in writing at least 30 days before a change in the investment objective of a Fund. If there is a change in investment objective, you should consider whether the particular Fund remains an appropriate investment in light of your then current financial position and needs.

The underlying funds may, but need not, have the same investment objectives, policies and limitations as the Fund. Each Fund can elect to redeem (subject to the 1% limitation discussed under the caption "Risks and Other
Considerations") its investment in an underlying fund if that action is considered necessary or appropriate.


ACTIVE MANAGEMENT

The Funds will be under the active management of an investment manager and staff experienced in assessing mutual funds. See "Trust Management -- Investment Manager, Distributor, and Transfer Agent." The Investment Manager will seek to take advantage of changing markets, economic conditions and underlying fund management changes by relying on public sources of information as well as proprietary techniques.

The Investment Manager selects underlying funds in which to invest based, in part, upon an analysis of their past performance (absolute, relative and risk-adjusted), management style, and investment objectives and policies. The Investment Manager also considers other factors in the selection of underlying funds, including, but not limited to, asset size, liquidity, expense ratios, quality of shareholder services, reputation and tenure of portfolio managers, industry classification represented in their portfolios, and specific portfolio holdings.

ASSET ALLOCATION

The assets of the Funds will be invested in a mix of asset classes. This tactic is usually referred to as "asset allocation." Since the performance of asset types does not always move in the same direction at the same time, investing in a mix of asset classes or types can help improve performance and reduce volatility. Thus, the Investment Manager will manage the risk to a certain extent by varying the ratio of Fund investments among different asset categories. Each Fund seeks to meet its investment objectives by investing in a different mix of stock funds, bond funds and money market funds. Both Funds are designed to provide exposure to the growth potential of the stock market in varying degrees and are suitable for intermediate or long-term investing as well as retirement saving.

Each Fund will allocate its assets among a number of general types of mutual funds, including, without limitation: aggressive growth, growth and income, equity income, small company, sector/speciality, foreign stock, global stock, balanced, income, convertible bond, high yield bond, corporate bond, government bond, foreign bond, global bond, municipal bond, short-term world income and money market. The underlying funds may, among other things, seek capital growth and appreciation by investing primarily in common stock or securities convertible into or exchangeable for common stock (such as convertible preferred stock, convertible debentures or warrants); seek a combination of capital appreciation and current income (including income from dividends, income from interest, growth of income or any combination thereof) by investing primarily in common stocks, preferred stocks, bonds and other fixed income securities (including convertible preferred stock and convertible debentures); seek high current income by investing primarily in long- or short-term bonds and other fixed income securities (such as securities issued, guaranteed or insured by the U.S. government, commercial paper, preferred stock, convertible preferred stock or convertible debentures); and seek as high a level of current income as is consistent with preservation of capital and liquidity by investing in a broad range of high quality, short-term money market instruments which have remaining maturities not exceeding one year (including U.S. government securities, bank obligations, commercial paper, corporate debt securities and repurchase agreements). (Certain additional investments which the underlying funds may make, and certain risks associated with the underlying funds' investments, are described in Appendix B to this Prospectus.)


It is unlikely that at any particular time either Fund will have all of its assets invested in only one of these general types of underlying funds, and each Fund may maintain at least some nominal investment in many of these fund types on an ongoing basis. The Investment Manager will vary the portfolio of each type of underlying fund based on the mix of such funds that, in the Investment Manager's view, is most likely to achieve each Fund's investment objective. All investments involved risk, and there is no assurance that the investment objectives of the Funds will be achieved.

In allocating assets among general types of underlying funds, the Investment Manager will employ both fundamental and technical analyses to assess relative risk and reward potential in the financial markets, with the goal of achieving each Fund's investment objective. The allocation process goes beyond the basic determination of the degree to which the Funds' assets would be invested in equity funds versus bond funds. The Investment Manager engages in continuous research with regard to evolving opportunities in various asset subclasses, including investment discipline (e.g., "growth investment" vs. "value investing"), market capitalization (e.g., "small company" vs. "blue chip") geo-economic considerations (i.e., "domestic" vs. foreign"), fixed-income security maturities (i.e., "short-term" vs. "long-term") and sector/industry relation (e.g., "basic materials" vs. "consumer non-durables" or "aerospace/defense" vs. "electric utilities").

Generally, in seeking the Funds' objectives, the Investment Manager will alter the composition of each Fund's portfolio as economic and market trends change. Subject to the investment parameters set forth above, each Fund's portfolio may vary considerably among equity, bond, and money market mutual funds as these changes occur.

Each Fund may also deposit cash representing up to the following percentage of each Fund's net assets in a money market deposit account maintained by the Fund's Custodian: (i) up to 100% for temporary defensive purposes when and to the extent that, in the judgment of the Investment Manager, other investments involve unreasonable risk, or (ii) approximately 5% in order to meet anticipated redemptions. To the extent that such balances exceed $100,000, such deposits are not protected by federal insurance.

                    INVESTMENT POLICIES AND RESTRICTIONS

Each Fund has adopted certain fundamental investment policies. These policies may not be changed without the vote of a majority of that Fund's outstanding votes, as defined under "General Information -- Voting Rights." Each Fund has also adopted certain investment policies that are not fundamental and therefore may be changed by the Board of Trustees without shareholder approval. Under each Fund's fundamental investment policies, each Fund (1) may purchase securities of any issuer only when consistent with the maintenance of such Fund's status as a diversified company under the 1940 Act,
(2) may not invest 25% or more of its total assets in the securities of mutual funds that concentrate themselves (i.e., invest 25% or more of their total assets) in any one industry, provided that the Fund (a) may indirectly invest 25% or more of its total assets in one industry if the underlying funds invest their assets in the same industry and (b) will invest more than 25% of its total assets in mutual funds, and (3) may purchase or sell commodities, commodities contracts, or real estate, lend or borrow money, issue senior securities, underwrite securities, or pledge, mortgage or hypothecate any of its assets only to the extent permitted under the 1940 Act, including any exemptive relief granted by the SEC.


Under each Fund's non-fundamental investment policies, each Fund may not (1) invest more than 15% of its net assets in illiquid securities, (2) invest for the purpose of exercising control or management of another issuer, (3) purchase securities of other investment companies, except as permitted under the 1940 Act, including any exemptive relief granted by the SEC, or (4) purchase securities of any closed-end investment company or any investment company the shares of which are not registered in the United States.


                       RISKS AND OTHER CONSIDERATIONS

Any investment in a mutual fund involves risk. Although the Funds will invest in a number of underlying funds, this practice does not eliminate investment risk. Some of the underlying funds in which the Funds invest may involve more risk than others. For example, the underlying funds may invest some or all of their assets in a broad array of corporate bonds some which are not considered investment grade bonds by Standard & Poor's Corporation or Moody's Investor Services, Inc. or which are unrated; foreign securities and foreign currency transactions; convertible and debt securities, including, without limitation, master demand notes, illiquid securities and warrants; and the investments described in Appendix B to this Prospectus. The underlying funds may also lend their portfolio securities; sell securities short; borrow money in amounts up to some designated percentage of their assets for investment purposes; write (sell) or purchase call or put options on securities or on stock indexes; concentrate 25% or more of their total assets in assets in one industry; enter into futures contracts or repurchase agreements; and write
(sell) or purchase options on futures contracts. Some of the risks associated with these investment policies are described in Appendix B to this Prospectus.

Through its investment in underlying funds, each Fund indirectly may invest more than 25% of its total assets in one industry. Such indirect concentration of the Fund's assets may subject the shares of that Fund to greater fluctuation in value than would be the case in the absence of such concentration.

Each Fund, together with any "affiliated persons" (as defined in the 1940 Act) may purchase only up to 3% of the total outstanding securities of any underlying fund. For this purpose, shares of underlying funds held by private discretionary investment advisory accounts managed by the Investment Manager will be aggregated with those held by the Fund. Accordingly, when affiliated persons and other accounts managed by the Investment Manager hold shares of any of the underlying funds, the Funds' ability to invest fully in shares of those funds is restricted, and the Investment Manager must then in some instances select alternative investments that would not have been its first preference.

Under certain circumstances, an underlying fund may determine to make a payment for redemption of its shares to the Fund wholly or partly by a distribution "in kind" of securities from its portfolio in lieu of cash, in conformity with the rules of the SEC. In such cases, the Fund may hold securities distributed by an underlying fund until the Investment Manager determines that it is appropriate to dispose of such securities. Such disposition may entail additional costs to the affected Fund.

Investment decisions by the investment advisers of the underlying funds are made independently of the Funds and the Investment Manager. Therefore, the investment adviser of an underlying fund


may be purchasing securities of thesame issuer whose securities are being sold by the investment adviser of another underlying fund. The result of this would be an indirect expense to the Funds without accomplishing any investment purpose.

An investor in either Fund will bear not only its proportionate share of the expenses of such Fund but also, indirectly, similar expenses of the underlying funds. These expenses consist of advisory fees, expenses related to the distribution of shares, brokerage commissions, accounting, pricing and custody expenses, printing, legal and audit expenses and other miscellaneous expenses. The Funds will not, however, invest in shares of a mutual fund that is sold with a contingent deferred sales load. In addition, as a result of the Funds' policies of investing in other mutual funds, an investor may receive taxable capital gains distributions to a greater extent than would be the case if the investor invested directly in the underlying funds. See "Dividends, Distributions and Taxes."

Each Fund may purchase shares of underlying funds which charge a redemption fee. A redemption fee is a fee imposed by an underlying fund upon shareholders (such as a Fund) redeeming shares of such fund within a certain period of time (such as one year). The fee is payable to the underlying fund. Accordingly, if a Fund were to invest in an underlying fund and, as a result of redeeming shares in such underlying fund, incur a redemption fee, the redeeming Fund would bear such redemption fee. In addition, the underlying funds may incur distribution expenses in the form of "Rule 12b-1 fees" or service fees. In the event a Fund purchases shares of an underlying fund that imposes Rule 12b-1 or service fees, such Rule 12b-1 or service fees may be paid by such underlying funds to the Distributor because portfolio transactions for the Funds will generally be placed through the Distribution. The Distributor, in turn, will, after payment of its expenses, reimburse to the Funds a portion of the excess Rule 12b-1 or service fees received from the underlying funds. For a description of such arrangements, please see the discussion under the caption "Trust Management -- Execution of Portfolio Transactions."

Because of the compensation the Distributor, an affiliate of the Investment Manager, may receive in the form of Rule 12b-1 or service fees imposed by the underlying funds in connection with the Funds' investments in such underlying funds, the Investment Manager may have conflicts of interest in rendering advice to the Funds. The Investment Manager will at all times fulfill its obligations to act in the best interests of the Funds. In addition, because the Distributor will reimburse to the Funds a portion of any such Rule 12b-1 or service fees received by it according to a sliding scale under which the percentage amount of the reimbursement increases in direct proportion to the size of the Rule 12b-1 or service fee received by the Distributor, the Trust and the Investment Manager believe that the incentive to the Investment Manager to make investments in underlying funds which pay such fees is greatly reduced.

The 1940 Act currently provides that any underlying fund is not required to redeem any shares held by the Funds in excess of 1% of the underlying fund's outstanding shares in any 30-day period, and any of the Funds' holdings in excess of that amount may be considered illiquid. However, since the Funds have elected to reserve the right to pay redemption requests in investment securities, these positions may be treated as liquid.

The Investment Manager and/or its affiliates have been providing financial services to individuals, qualified retirement programs, estates and other business entities since 1984. Although the Investment Manager has substantial experience and expertise in assessing mutual funds for its



clients, the Investment Manager has no previous experience in advising a mutual fund. In addition, the Funds are newly formed and have no operating history upon which an investor may assess investment performance.


                              TRUST MANAGEMENT

TRUSTEES AND OFFICERS

The business and affairs of the Trust, and thus of each Fund, are managed under the direction of the Board of Trustees. By virtue of the responsibilities assumed by NFA as Investment Manager (see below), the Trust has no executive employees other than its officers, each of whom is employed by NFA or its affiliates and none of whom devotes full time to the affairs of the Trust. No officer, director or employee of NFA or any of its affiliates receives any compensation from the Trust for serving as a Trustee or officer of the Trust. The Trust pays each Trustee who is not an officer, director or employee of NFA or any of its affiliates a fee of $100 per meeting attended and reimburses each such Trustee for travel and out-of-pocket expenses.

INVESTMENT MANAGER, DISTRIBUTOR, AND TRANSFER AGENT

The Trust has retained as its investment adviser National Financial Advisors, Inc. ("NFA" or the "Investment Manager"), 715 Twining Road, Suite 202, Dresher, Pennsylvania 19025, an investment management organization founded in 1992. NFA is actively engaged in providing investment management services to trusts, institutions and high-income individuals and is registered under the Investment Advisers Act of 1940. The Investment Manager has not been sponsored, recommended or approved, nor have its abilities or qualifications been passed upon, by the SEC or any other governmental agency.

NFA is a wholly owned subsidiary of The National Advisory Group, Inc. ("The Group"), a Pennsylvania corporation with interests primarily in the financial services industry. The Group also owns all of the shares of NFA Brokerage Services, Inc. (the "NFA Brokerage" or the "Distributor"), the NASD mutual funds only broker/dealer through which shares of each Fund are being offered. The Trust has entered into a Distribution Agreement with NFA Brokerage under which each Fund will pay NFA Brokerage for distribution services as permitted under the Trust's Distribution Plan. See "Distribution Plan." The Group also owns all of the shares of National Shareholder Services, Inc., a Pennsylvania corporation ("NSS" or the "Transfer Agent"), which will serve as the Fund's transfer agent, dividend paying agent and shareholder service agent. Jeffrey
C. Brown (President of The Group and President of NFA) and Larissa N. Patrylak (Vice President of The Group and Controller of NFA) each own 50% of the outstanding capital stock of The Group and therefore each is deemed to be in control of NFA, NFA Brokerage and NSS.

Subject to the supervision and direction of the Board of Trustees, NFA, as Investment Manager, manages each Fund's portfolio in accordance with the stated policies of that Fund. NFA makes investment decisions for each Fund and places the purchase and sale orders for portfolio transactions. In addition, NFA furnishes office facilities and clerical and administrative services, pays the salaries of all officers and employees who are employed by both it and the Trust and, subject to the direction of the Board of Trustees, is responsible for the overall management of the


business affairs of each Fund, including the provision of personnel for recordkeeping, the preparation of governmental reports and responding to shareholder communications.

Under the Investment Advisory Agreement between the Trust and the Investment Manager, the Investment Manager is entitled to receive from each Fund as compensation for its services an annual fee of 1.20% on each Fund's average daily net assets. However, the Investment Manager is contractually obligated to reduce its management fee to keep total operating expenses for each Fund at no greater than .95% (not including 12b-1 expenses and extraordinary) until at least December 31, 1998. The fee is paid monthly and calculated on the
basis of the month's net assets.   Unlike most mutual funds, the management
fees paid by the Funds to NFA include transfer agency, pricing, custodial, auditing and legal services, and general administrative and other operating expenses of each Fund except as noted below under "Expenses Borne by Each Fund."

Jeffrey C. Brown is the person primarily responsible for the management of the portfolio of each of the Funds. Mr. Brown has been President of The Group since 1984 and of The Group's affiliated entities since each of their formation. Mr. Brown has been a Trustee of the Trust since its inception.

EXPENSES BORNE BY EACH FUND

Each Fund pays all expenses not assumed by the Investment Manager, including brokerage fees, commissions and transaction costs, fees and expenses of non-interested Trustees, any taxes and interest payable by the Fund, extraordinary expenses, and costs pursuant to the Distribution Plan described below. Until at least December 31, 1998, the Investment Manager is contractually obligated to reduce its management fee in an amount equal to each Fund's allocable portion of brokerage fees commissions and transaction costs, fees and expenses of non-interested Trustees, taxes and interest.

An investor in either of the Funds should recognize that it may invest directly in mutual funds and that, by investing in mutual funds indirectly through either Fund, the investor will bear not only its proportionate share of the expenses of the Fund but also indirectly similar expenses paid by underlying funds. See "Risks and Other Considerations."

DISTRIBUTION PLAN

Rule 12b-1 ("Rule 12b-1") under the 1940 Act regulates the circumstances under which an investment company may, directly or indirectly, bear the expenses of distributing its shares. Rule 12b-1 defines such distribution expenses to include the costs of "any activity which is primarily intended to result in the sale of fund shares." Rule 12b-1 provides, among other things, that an investment company may bear such expenses only pursuant to a plan adopted in accordance with Rule 12b-1.

The Trust has adopted a Distribution Plan (the "Distribution Plan") with respect to the distribution of each Fund's shares. The Distribution Plan permits, among other things, payment for distribution in the form of (a) compensation to securities brokers and dealers for selling shares; (b) compensation to securities brokers and dealers, accountants, attorneys, investment advisors, pension actuaries, non-profit entities not advised by the Investment Manager or its affiliates and service organizations for services rendered by them to their clients or members in reviewing, explaining or interpreting the


Funds' prospectus and other selling materials; (c) advertising costs; (d) costs of telephone, mail, or other direct solicitation of prospective investors and of responding to inquiries, as well as the compensation of persons who do the soliciting or respond to inquiries; (e) preparing and printing prospectuses and other selling materials and the cost of distributing them (including postage); (f) reimbursement of travel, entertainment and like expenditures made by the Trustees in promoting the Funds and their investment objective and policies; (g) fees of public relations consultants and (h) awards. The fees payable under the Distribution Plan are payable without regard to actual expenses incurred. Each Fund may expend as much as, but not more than, 0.25% of its average net assets annually pursuant to the Distribution Plan.

A report of the amounts expended by each Fund under the Distribution Plan and the purpose of the expenditure must be made to and reviewed by the Board of Trustees at least quarterly. In addition, the Distribution Plan provides that it may not be amended to increase materially the costs which each Fund will bear for distribution without shareholder approval of the relevant Fund and that other material amendments of the Distribution Plan must be approved by the Board of Trustees, and by the Trustees who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements related to the Distribution Plan, by vote cast in person at a meeting called for the purpose of voting on the Distribution Plan. The Distribution Plan is terminable at any time by vote of a majority of the Trustees who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any related service agreement or by vote of the majority of the relevant Fund's shares. Any service agreement related to the Distribution Plan terminates upon assignment and is terminable at any time, without penalty, upon not more than 60 days' written notice to any other party to the agreement, by a vote of a majority of the Trustees who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any of the related service agreements or by vote of a majority of the relevant Fund's shares.

NFA Brokerage, Inc. is a wholly-owned subsidiary of The Group and is located at the same address as the Investment Manager. The Distributor serves as the exclusive agent for the distribution of the Trust's shares based on a Distribution Agreement between it and the Trust.

The Distribution Agreement with the Distributor provides for the payment by each Fund to the Distributor of a distribution fee (the "Distribution Fee") of 0.25% of average net assets. The Distributor determines the amount, if any, to be paid to service agents and the basis on which such payments are made. The Distributor is not required to bear any expenses in connection with the offering of Fund shares. Certain employees of The Group, NFA Brokerage and the Investment Manager may receive compensation under the Distribution Plan.

EXECUTION OF PORTFOLIO TRANSACTIONS

Orders for portfolio transactions of the Funds generally will be placed through NFA Brokerage. NFA Brokerage will receive orders from the Investment Manager, place them with the underlying fund's distributor, transfer agent or other person, as appropriate, confirm the trades, prices and numbers of shares purchased or sold, and assure prompt payment by or to the Fund and proper completion of the order.



Each Fund has authority to purchase shares of underlying funds that impose Rule 12b-1 or service fees. In the event a Fund purchases shares of such an underlying fund, such underlying fund will pay such fees to the Distributor. Such underlying funds will sign dealer agreements with the Distributor pursuant to which the Distributor may provide certain services to such underlying funds. Such services may include: sub-accounting, account status information, forwarding of communications from such underlying funds to a Fund, and share purchase processing, exchange, and redemption assistance. In the absence of such a dealer agreement, an underlying fund would retain the Rule 12b-1 or service fees.

The Distributor will, out of any Rule 12b-1 or service fees it receives from underlying funds imposing such fees, reimburse the relevant Fund in accordance with the following schedule:


      Gross Annual                                   Percentage to
      Rule 12b-1/Service Fee                         Distributor/Relevant Fund

      Less than $150,000                                90/10

      $150,000 - $199,999                               80/20

      $200,000 - $249,999                               70/30

      $250,000 - $299,999                               60/40

      $300,000 - $349,999                               50/50

      $350,000 - $399,999                               40/60

      $400,000 - $449,999                               35/65

      Above $450,000                                    30/70


Reimbursement will be made by the Distributor to a Fund in proportion to the Fund's share of Rule 12b-1 or service fee income from an underlying fund. Within 90 days of the end of each calendar year, any amounts to be reimbursed to a Fund will be reimbursed to such Fund in accordance with the foregoing schedule.

PORTFOLIO TURNOVER

Each Fund is actively managed and has no restrictions upon portfolio turnover. However, it is anticipated that each Fund's rate of portfolio turnover generally will not exceed 200%. A 100% annual portfolio turnover rate would be achieved if each security in a Fund's portfolio (other than securities with less than one year remaining to maturity) were replaced once during the year. A portfolio turnover rate of 100% or more is considered high and each Fund's rate of portfolio turnover may be greater than that of many other mutual funds. Trading also may result in realization of net short-term capital gains that would not otherwise be realized. Shareholders are taxed on such gains when distributed from a Fund at ordinary income tax rates. High portfolio turnover increases the possibility that the Funds would not qualify as
regulated investment companies under Subchapter M of the Code.   A Fund will
not qualify as a regulated investment company if it derives more than 30% of its gross income from gains (without offset for losses) from the sale or other disposition of


securities held for less than three months. See "Dividends, Distributions and Taxes." There is no limit on the portfolio turnover rates of the underlying funds.

                           HOW TO PURCHASE SHARES

Shares of the Funds are offered as an investment vehicle for individuals, institutions, corporations and fiduciaries. Each Fund may invest in underlying funds which are sold with a sales charge; however, the Funds intend to use various quantity discount programs and/or applicable waivers to avoid imposition of any sales loads. Prospectuses, sales material and applications can be obtained from NSS, the Transfer Agent for each Fund, at the address and telephone number set forth below. NSS is a subsidiary of The Group, the parent company of the Investment Manager and the Distributor.

INITIAL PURCHASE

The minimum initial investment in a Fund is $10,000, except that the Trust reserves the right, in its sole discretion, to waive or reduce the minimum initial investment amount for certain investors or to waive or reduce the minimum initial investment for tax-deferred retirement plans. The minimum investment is waived for purchases by Trustees, officers and employees of the Trust and of The Group, as well as for private clients of The Group, including members of such persons' immediate families. The Trust also reserves the right to waive the minimum initial investment for financial intermediaries. The Trust is authorized to reject any purchase order.

PRICE OF SHARES

Shares of each Fund are sold on a continuous basis, without a sales charge, at the net asset value (the "Net Asset Value") next determined after receipt of a purchase order by the Transfer Agent. The Net Asset Value per share of each Fund is calculated on each day that the New York Stock Exchange (the "NYSE") is open for trading. The Net Asset Value per share of each Fund is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of outstanding shares of the Fund, rounded to the nearest cent.

Shares of the underlying funds are valued at their respective net asset values under the 1940 Act. The underlying funds value securities in their portfolios for which market quotations are readily available at their current market value (generally the last reported sale price) and all other securities and assets at fair value pursuant to methods established in good faith by the board of trustees or directors of the underlying mutual fund. Money market funds with portfolio securities with deemed maturities of 397 days or less may use the amortized cost or penny-rounding methods to value their securities. Securities having 60 days or less remaining to maturity generally are valued at their amortized cost, which approximates market value.

Other assets of each Fund are valued at their current market value if market quotations are readily available and, if market quotations are not available, they are valued at fair value pursuant to methods established in good faith by the Board of Trustees.


Investors should note that, due to time constraints involved in the pricing of shares of mutual funds such as the Funds, the Net Asset Value of Fund shares reported in newspapers will lag behind the Funds' actual Net Asset Value by one business day. Purchase orders received by dealers prior to 4:00 p.m. EST on any business day, and transmitted to the Transfer Agent by 5:00 p.m. EST that day, are confirmed at the Net Asset Value determined as of the close of the regular sessions of trading on the NYSE on that day. It is the responsibility of dealers to transmit properly completed orders so that they will be received by the Transfer Agent by 5:00 p.m. EST. Broker-dealers or other agents may charge an investor a fee for effecting transactions. Direct purchase orders received by the Transfer Agent by 4:00 p.m. EST are confirmed at that day's Net Asset Value. Direct investments received by the Transfer Agent after 4:00 p.m. and orders received from dealers after 5:00 p.m. are confirmed at the Net Asset Value determined on the next following business day.

SHAREHOLDER ACCOUNTS

When an investor invests in a Fund, NSS will establish an open account to which all full and fractional shares (to three decimal places) will be credited, together with any dividends and capital gains distributions, which are paid in additional shares unless the shareholder otherwise instructs the Transfer Agent. No stock certificates representing shares will be issued.

An investor may open an account and make an initial investment in either Fund by sending a check and completed account application form to NSS at Twining Office Center, 715 Twining Road, Suite 202, Dresher, Pennsylvania 19025. Checks should be made payable to The Dresher Comprehensive Growth Fund or The Dresher Classic Retirement Fund, as appropriate. An account application kit
is included with this Prospectus.   Each Fund reserves the rights to limit the
amount of investments and to refuse to sell to any person.

The Transfer Agent mails to shareholders confirmation of all purchases or redemptions of shares of the Funds. With a shareholder's prior consent, the Funds will transmit confirmations and other statements to such shareholder by e-mail or other electronic media. A consent to receive such confirmations and statements electronically may be revoked at any time, whereupon the shareholder will be provided with hard copies of all such confirmations and statements. In addition, a shareholder who has consented to electronic delivery may request hard copies at any time.

The Funds' account application contains certain provisions limiting the liability of the Trust, NSS and certain of their affiliates for certain claims and costs (including among others, losses resulting from unauthorized shareholder transactions) relating to the various services (for example, telephone redemptions and exchanges) made available to investors.

If an order to purchase shares is canceled because an investor's check does not clear, the investor will be responsible for any resulting losses or fees incurred by the Fund or NSS in the transaction.

An investor may also purchase shares of the Funds by wire. Please call NSS at (215) 881-7000 for instructions. The investor should be prepared to give the name in which the account is to be established, the address, telephone number, and taxpayer identification number for the account, and the name of the bank that will wire the money.


Investments in a Fund will be made at the Fund's Net Asset Value next determined after a wire is received together with the account information outlined above. If the Trust does not receive timely and completed account information, there may be a delay in the investment of money and any accrual of dividends. To make an initial wire purchase, an investor must mail a completed account application to NSS. Banks may impose a charge for sending a wire. There is presently no fee for receipt of wired funds, but NSS reserves the right to charge shareholders for this service upon thirty days' prior notice to shareholders.

SUBSEQUENT PURCHASES

An investor may purchase and add shares to its account ($100 minimum) directly by mail or by bank wire or through a dealer. Checks should be sent to NSS, Twining Office Center, 715 Twining Road, Suite 202, Dresher, Pennsylvania 19025. Checks should be made payable or endorsed to The Dresher Comprehensive Growth Fund or The Dresher Classic Retirement Fund, as appropriate. Bank wires should be sent as outlined above. Each additional purchase request must contain the account name and number to permit proper crediting.

SHAREHOLDER SERVICES

Contact NSS at (215) 881-7000 for additional information about the shareholder services described below.

Tax-Deferred Retirement Plans

Shares of the Funds are available for purchase in connection with the following tax-deferred retirement plans offered by National Actuarial Consultants, Ltd., a wholly-owned subsidiary of The Group:

     -    Keogh Plans for self-employed individuals.

     - Individual retirement account (IRA) plans for individuals and their non-employed spouses.

     - Qualified pension and profit-sharing plans for employees, including those profit-sharing plans with 401(k) provision.

     - 403(b)(7) custodial accounts for employees of public school systems, hospitals, colleges and other non-profit organizations meeting certain requirements of the Code.

                            HOW TO REDEEM SHARES

Shares of the Funds may be redeemed on each day that the Trust is open for business. Redeeming shareholders will receive the Net Asset Value per share next determined after receipt by NSS of a redemption request in the form
described below.   Payment is ordinarily sent by mail or by wire within three business days after tender in such form. However, payment in redemption of shares purchased by check will be based on the Net Asset Value next determined after receipt by NSS of




a properly executed redemption request (as described above) but will be effected only after the check has been collected, which may take up to fifteen days from the purchase date. A shareholder may eliminate this delay by purchasing shares of the Funds by certified check or wire.

BY MAIL

Shares may be redeemed by mail by writing directly to the Transfer Agent, National Shareholder Services, Inc., Twining Office Center, 715 Twining Road, Suite 202, Dresher, Pennsylvania 19025. The redemption request must be signed exactly as the shareholder's name appears on the application form, with the signature guaranteed, and must include the account number. If shares are owned by more than one person, the redemption request must be signed by all owners exactly as the names appear on the registration. A signature guarantee may generally be obtained from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency or savings association. A notary public is not an acceptable guarantor. The Trust may waive the signature guarantee requirement in its discretion.

A request for redemption will not be processed until all of the necessary documents have been received in proper form by the Transfer Agent. A shareholder in doubt as to what documents are required should contact NSS at
(215) 881-7000.

THROUGH BROKER-DEALERS

Shares may also be redeemed by placing a wire redemption request through a securities broker or dealer. Broker-dealers or other agents may impose a fee for this service. A redeeming shareholder will receive the Net Asset Value per share next determined after receipt by NSS of its wire redemption request. It is the responsibility of broker-dealers to promptly and properly transmit wire redemption orders.

BY TELEPHONE

Shares of the Funds may also be redeemed by telephone. The proceeds will be sent by mail to the address designated on the redeeming shareholder's account or wired directly to the redeeming shareholder's existing account at any commercial bank or brokerage firm in the United States as designated on the application. To redeem by telephone, call NSS at (215) 881-7000. The redemption proceeds will usually be sent by mail or by wire within three business days after receipt of telephone instructions. IRA accounts are not redeemable by telephone.

The telephone redemption privilege is automatically available to all shareholders. A shareholder may change the bank or brokerage account designated under this procedure at any time by writing to NSS with the signature guaranteed by any eligible guarantor institution or by completing a supplemental telephone redemption authorization form. Contact NSS to obtain this form. Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization.

Neither the Trust nor NSS, nor their respective affiliates, will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, costs or expense in acting on such telephone instructions. The investor will bear the risk of any such loss. The Trust or NSS,


or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Trust and/or NSS do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. Such procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation by mail or, if the shareholder has given its consent to receipt of confirmation by such means, by e-mail of the transactions and/or tape recording telephone instructions.

OTHER INFORMATION CONCERNING REDEMPTION

Each Fund reserves the right to take up to seven days to make payment if, in the judgment of the Investment Manager, such Fund could be affected adversely by immediate payment. In addition, the right of redemption may be suspended or the date of payment postponed (a) for any period during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in the markets that the Fund normally utilizes is restricted, or when an emergency, as defined by the rules and regulations of the SEC, exists, making disposal of that Fund's investments or determination of its Net Asset Value not reasonably practicable, or (c) for any other periods as the SEC by order may permit. In the case of any such suspension, a shareholder may either withdraw such shareholder's request for redemption or receive payment based on the Net Asset Value per share next determined after the termination
of the suspension.   Although the Funds normally expect to make all redemption
requests in cash, under certain circumstances the Funds may elect to make redemptions "in kind" by distributing underlying fund shares rather than cash.

The Funds reserve the right to redeem shares and close an account if, as a result of redemptions, the aggregate value of a shareholder's account drops below the applicable Fund's $10,000 minimum balance requirement. Shareholders will be given 30 days' advance written notice and a chance to increase their account balance to the minimum requirement before the Fund redeems their shares.

EXCHANGE PRIVILEGE

Shares of the Funds may be exchanged for each other at Net Asset Value. A shareholder may request an exchange by sending a written request to NSS. The request must be signed exactly as the shareholder's name appears on the Trust's account records. Exchanges may also be requested by telephone. A shareholder who is unable to execute a transaction by telephone (for example during times of unusual market activity) should consider requesting that the exchange be made by mail. An exchange will be effected at the next determined Net Asset Value after receipt of a request by NSS.

Exchanges may only be made for shares of Funds then offered for sale in the shareholder's state of residence and are subject to the applicable minimum initial investment requirements. The exchange privilege may be modified or terminated by the Board of Trustees upon 60 days' prior notice to the shareholders. An exchange results in a sale of the Fund shares, which may cause a shareholder to recognize a capital gain or loss.



                     DIVIDENDS, DISTRIBUTIONS AND TAXES

Each Fund will declare and pay, at least annually, dividends to shareholders of substantially all of its net investment income, if any, earned during the year from investments, and will distribute net realized capital gains, if any, once each year. All dividends and distributions will be reinvested automatically at Net Asset Value in additional shares of a Fund unless the shareholder has notified such Fund in writing of the shareholder's election to receive distributions in cash.

Each Fund intends to qualify continually as a regulated investment company under Subchapter M of the Code. Such qualification removes from the Fund any liability for federal income taxes upon the portion of its income distributed to shareholders and makes federal income tax upon such distributed income generated by such Fund's investments the sole responsibility of the shareholders. Continued qualification requires each Fund to distribute to its shareholders each year substantially all of its income and capital gains. In addition, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax each Fund must distribute for each calendar year an amount equal to the sum of (1) at least 98% of its calendar year net ordinary income, (2) at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) realized during the one-year period ending December 31 of such year, and (3) 100% of any undistributed net ordinary income and net capital gains for previous years. A distribution will be treated as paid on December 31 of the calendar year if it is declared by the Fund in December of that year with a record date in December and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. Each year the Trust will notify shareholders of the tax status of dividends and distributions.

In addition to the distribution requirements outlined above, each Fund must meet several additional requirements of Subchapter M, including the following:
(1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities and certain other income; (2) the Fund must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities held for less than three months;
(3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other regulated investment companies and other securities, with those other securities limited, in respect of any issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the outstanding voting securities of the issuer; and (4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer.

Any dividend or distribution paid by a Fund has the effect of reducing the Net Asset Value per share on the ex-dividend date by the amount of the dividend or distribution. Therefore, a dividend or distribution paid shortly after a purchase of shares by an investor would represent, in substance, a return of capital to the shareholder, even though subject to income taxes.



Each Fund may also, from time to time, pay dividends in excess of net income and net realized capital gains. Any such excess dividends would constitute a non-taxable return of capital to the shareholder.

Depending on the residence of the shareholder for tax purposes, distributions also may be subject to state and local taxes, including withholding taxes. Investors should consult their own tax advisers as to the tax consequences of ownership of shares of a Fund in their particular circumstances.

In accordance with the Code, each Fund may be required to withhold a portion of dividends, redemptions or capital gains paid to a shareholder and remit such amount to the Internal Revenue Service if the shareholder fails to furnish the Fund with a correct taxpayer identification number, if the shareholder fails to supply the Fund with a tax identification number altogether, if the investor fails to make a required certification that its taxpayer identification number is correct and that it is not subject to backup withholding, or if the Internal Revenue Service notifies the Fund to withhold a portion of such distributions from a shareholder's account.

Income received from a mutual fund in that Fund's portfolio (including dividends and distributions of short-term capital gains), as well as interest received on cash held in the Custodian's money market deposit account and net short-term capital gains received by the Fund on the sale of mutual fund shares, will be distributed by the Fund (net of expenses incurred by the Fund) and will be taxable to shareholders as ordinary income. Because each Fund is actively managed and can realize taxable net short-term capital gains by selling shares of an underlying fund with unrealized portfolio appreciation, investing in the Fund rather than directly in the underlying funds may result in increased tax liability to the shareholder because the Fund must distribute its gain in accordance with the rules of the Code.

Distributions of net capital gains received from underlying mutual funds, as well as net long-term capital gains realized by the Fund from the purchase and sale of underlying mutual fund shares held by the Fund for more than one year, will be distributed by the Fund and will be taxable to shareholders as long-term capital gains (even if the shareholder has held the shares for less than one year). However, if a shareholder who has received a capital gains distribution suffers a loss on the sale of its shares not more than six months after purchase, the loss will be treated as a long-term capital loss to the extent of the capital gains distribution received.

For purposes of determining the character of income received by the Fund when an underlying fund distributes net capital gains to the Fund, the Fund will treat the distribution as a long-term capital gain, even if it has held shares of the mutual fund for less than one year. However, any loss incurred by the Fund on the sale of that underlying fund's shares held for six months or less will be treated as a long-term capital loss only to the extent of the gain distribution. The tax treatment of distributions from the Fund is the same whether the distributions are received in additional shares or in cash. Shareholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share received equal to the Net Asset Value of a share of the Fund on the reinvestment date.

Either Fund may invest in underlying funds with capital loss carry-forwards. If such an underlying fund realizes capital gains, it will be able to offset the gains to the extent of its loss carry-forwards in determining the amount of capital gains which must be distributed to its shareholders.



                            GENERAL INFORMATION

The Trust is a business trust formed under the laws of Delaware on March 26, 1997. It may issue an unlimited number of shares of beneficial interest in one or more series or classes. Currently it offers shares of two series. The Board of Trustees may authorize the issuance of shares of additional series or classes, if it deems it desirable. Shares within each series have equal, noncumulative voting rights, and have equal rights as to distributions, assets and liquidation of such series except to the extent that such voting rights or rights as to distributions, assets and liquidation vary among classes of a series.

Upon issuance and sale in accordance with the terms of this Prospectus, each share will be fully paid and non-assessable. Shares of the Fund have no preemptive, subscription or conversion rights and are redeemable as set forth under "How to Redeem Shares." Under Delaware law, shareholders of a Delaware business trust are not subject to personal liability for the acts and obligations of the Trust.

SHAREHOLDERS MEETINGS

The Trust is not required to hold annual shareholders' meetings and does not intend to do so. The Trust may, however, hold special meetings in connection with certain matters. These include changing a Fund's fundamental policies, electing or removing Trustees, or approving or amending any investment advisory agreement or distribution plan.

VOTING RIGHTS

Shareholders of each Fund have the right to vote on any matters which by law or the provisions of the Declaration of Trust they may be entitled to vote upon.

Shareholders of each Fund are entitled to one vote for each dollar of Net Asset Value (number of shares owned times Net Asset Value per share) of such Fund. Unless otherwise permitted by the 1940 Act, shareholders will vote by series and not in the aggregate. In addition, holders of shares will vote exclusively as a class on any matters relating solely to their arrangement as a class and on any matter in which the interests of that class differs from the interests of any other class in that Fund. As used in this Prospectus, the term "vote of a majority of the outstanding votes" of a Fund (or of the Trust) means the vote of the lesser of: (1) 67% of the votes of the Fund (or of the Trust) present at a meeting of shareholders if the holders of more than 50% of the outstanding votes of the Fund (or the Trust) are present in person or by proxy or (2) more than 50% of the outstanding votes of the Fund (or the Trust). In compliance with applicable provisions of the 1940 Act, each Fund intends to vote the shares of the underlying funds held by it in the same proportion as the vote of all other holders of such underlying fund's securities. The effect of such "mirror" voting will be to neutralize the Fund's influence on corporate governance matters regarding the underlying funds in which the Fund invests.

SHARE CERTIFICATES

To assist in minimizing administrative costs, share certificates will not be issued. Records regarding share ownership are maintained by the Transfer Agent.


SHAREHOLDER INQUIRIES

All Shareholder inquiries should be directed to the Trust at the telephone number and address shown on the back cover of this Prospectus for National Shareholder Services.

CUSTODIAN

Firstrust Savings Bank, 1931 Cottman Avenue, Philadelphia, Pennsylvania 19111, is the custodian (the "Custodian") for each Fund's securities and cash.

AUDITORS

Sanville & Company, 1514 Old York Road, Abington, Pennsylvania 19001 have been appointed as independent accountants for the Funds.

LEGAL COUNSEL

Klehr, Harrison, Harvey, Branzburg & Ellers, 1401 Walnut Street, Philadelphia, Pennsylvania 19102, is legal counsel to the Trust and to the Investment Manager, the Distributor and the Transfer Agent.


                      HOW THE FUNDS REPORT PERFORMANCE

From time to time a Fund may advertise its "average annual total return" in advertisements or reports to shareholders or prospective shareholders. Quotations of "average annual total return" will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of 1, 5, and 10 years (up to the life of the Fund). A Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from "average annual total return." A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A nonstandardized return may also indicate average annual compounded rates of return over periods other than those specified for "average annual total return." A nonstandardized quotation of total return will always be accompanied by a Fund's "average annual total return" as described above.

All total return figures will reflect the deduction of a proportionate share of Fund expenses on an annual basis, and will assume that all dividends and distributions are reinvested when paid. Quotations of total return reflect only the performance of a hypothetical investment in the Funds during the particular time period on which the calculations are based.

Total return for a Fund will vary based upon changes in market conditions and the level of the Fund's expense and should not be considered an indication of future performance.

The Funds may also compare their performance with that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., or similar independent


services that monitor mutual fund performance, and with appropriate securities indices, which may assume reinvestment of dividends but usually do not reflect deductions for administrative and management costs and expenses. Additional information about the Funds' performance will be contained in the Funds' annual report to shareholders, which may be obtained without charge from NSS at the address or telephone number listed on the back cover of this Prospectus.

ANNUAL AND SEMI-ANNUAL REPORT MAILINGS

Twice a year, each Fund provides shareholders with a report showing its performance and outlining its investments. To reduce mailing costs, the Trust will combine these mailings by household. If a household has multiple accounts and the same record address for all the accounts, the Trust will send mailings for all accounts at that address in a single package. A shareholder who does not want to combine mailings for its account should write to NSS at the address on the back of this Prospectus. With a shareholder's prior consent, the Funds will transmit their annual and semi-annual reports electronically to such shareholder by e-mail or by posting such reports on the Trust's World Wide Web site. A consent to receive such reports may be revoked at any time, whereupon the shareholder will be provided with hard copies of all such reports. In addition, a shareholder who has consented to electronic delivery may request a hard copy of any report at any time.

                       ______________________________

No dealer, salesman, or other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust or the Investment Manager. This Prospectus does not constitute an offering in any state in which such offering may not lawfully be made.



                                APPENDIX A
             DESCRIPTION OF BOND AND COMMERCIAL PAPER RATING*
                       STANDARD & POOR'S CORPORATION


BONDS

AAA: Bonds rated AAA have the highest rating assigned by Standards & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA: Bonds rated AA have very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A: Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in the higher rated categories.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than the bonds in higher rated categories.

BB, B, CCC AND
CC: Bonds rated BB, B, CCC and CC are regarded on balance as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

COMMERCIAL PAPER

A-1: Commercial paper rated A-1 indicates that the degree of safety regarding timely payment is very strong.

A-2: Commercial paper rated A-2 indicates that the capacity for timely payment is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

________________________
*As described by Standard  & Poor's Corporation


                                APPENDIX B
              DESCRIPTION OF VARIOUS SECURITIES INVESTED IN,
                        AND TECHNIQUES EMPLOYED BY,
              UNDERLYING FUNDS IN WHICH THE FUNDS MAY INVEST

     As described in this Prospectus under "Investment Objectives and Management Techniques" and under "Risks and Other Consideration," the Funds will invest in the shares of open-end investment companies (or "mutual funds"). These mutual funds (collectively referred to in this Appendix as "underlying funds") may incur risks, certain of which are described in this Appendix B. The underlying funds may invest in a variety of investment securities and instruments. This Appendix B is not an exhaustive list of such investment products.

FOREIGN SECURITIES

An underlying fund may invest some or all of its assets in securities of foreign issuers. Investments in foreign securities involve risks relating to political and economic developments abroad as well as those that may result from the difference between the regulation to which U.S. issuers are subject and that applicable to foreign issuers. These risks may include expropriation, confiscatory taxation, withholding taxes on dividends and interest, limitations on the use or transfer of an underlying fund's assets and political or social instability or diplomatic developments. Foreign issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. There is often less information publicly available about a foreign issuer than about a U.S. issuer.

Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Securities of foreign companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Moreover, the underlying funds generally calculate their net asset values and complete orders to purchase, exchange or redeem shares only on days when the New York Stock Exchange is open. However, foreign securities in which the underlying funds may invest may be listed primarily on foreign stock exchanges that may trade on other days (such as U.S. holidays and weekends). As a result, the net asset value of an underlying fund's portfolio may be significantly affected by trading on days when the Investment Manager does not have access to the underlying funds and shareholders do not have access to the Funds.

Additionally, because foreign securities ordinarily are denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect an underlying fund's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and capital gain, if any, to be distributed to shareholders by the underlying fund. If the value of a foreign currency rises against the U.S. dollar, the value of the underlying fund's assets denominated in that currency will decrease. The exchange rates between the U.S. dollar and other currencies are determined by supply and demand in the currency exchange markets, international balance of payments, governmental intervention, speculation and other economic and political conditions. The costs attributable to foreign investment that an underlying fund must bear frequently are higher that those attributable to domestic investing. For example, the costs of maintaining custody of foreign securities are generally higher than custodian costs relating to domestic securities.


Income received by an underlying fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Any such taxes paid by an underlying fund will reduce the net income of the underlying fund available for distribution to the Funds. Special tax considerations apply to foreign securities.

Risks may be intensified in the case of investments by an underlying fund in emerging markets or countries with limited or developing capital markets. Securities prices in emerging markets can be significantly more volatile than those in more developed nations, reflecting the greater uncertainties of investment in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions on repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominately based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements. Debt obligations of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unwilling to repay principal and interest when due, and may require renegotiation of rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

FOREIGN CURRENCY TRANSACTIONS

In connection with its portfolio transactions in securities traded in a foreign currency, an underlying fund may enter into forward contracts to purchase or sell an agreed upon amount of a specific currency at a future date that may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. Under such an arrangement, concurrently with the entry into a contract to acquire a foreign security for a specified amount of currency, the underlying fund would purchase with U.S. dollars the required amount of foreign currency for delivery at the settlement date of the purchase. The underlying fund would enter into similar forward currency transaction in connection with the sale of foreign securities. The effect of such transactions would be to fix a U.S. dollar price for the security to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security purchased or sold and the date on which payment is made or received, the normal range of which is three to fourteen days. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although such contracts tend to minimize the risk of loss due to a decline in the value of the subject currency, they tend to limit commensurately any potential gain that might result should the value of such currency increase during the contract period.

BONDS AND FIXED INCOME SECURITIES

Underlying funds may invest in long or short-term bonds and various other types of fixed income securities (such as securities issued, guaranteed or insured by the U.S. government, its agencies or


instrumentalities, commercial paper, preferred stock and convertible debentures). These mutual funds may invest in investment grade bonds (bonds rated in the four highest ratings categories by Standard & Poor's Corporation ("S&P") (AAA, AA, A and BBB) or in bonds that are not considered investment grade (bonds rated BB or below by S&P). In general, the current value of bonds varies inversely with changes in prevailing interest rates. If interest rates increase after a bond is purchased, the value of that security will normally decline. If prevailing interest rates decrease after a bond is purchased, the bond's market price will normally rise. Non-investment grade bonds are higher yielding, high risk securities commonly known as "junk bonds."

HIGH-YIELD SECURITIES

The Funds may, from time to time, invest in shares of underlying funds which invest in lower-rated securities or in unrated securities, when, in view of the Investment Manager, such investments are consistent with the Fund's investment objective. Certain risk factors that investors should recognize as being associated the Investment Manager's discretion to invest in such underlying funds are set forth below.

     Youth and Growth of the High Yield Bond Market. The high yield, high risk market is relatively new and at times is subject to substantial volatility. An economic downturn or increase in interest rates may have a more significant effect on the high yield, high risk securities in an underlying fund's portfolio and the markets for such securities, as well as on the ability of securities' issuers to repay principal and interest.
Issuers of high yield, high risk securities may be of low credit worthiness and the high yield, high risk securities may be subordinated to the claims of senior lenders. During periods of economic downturn or rising interest rates, the issuers of high yield, high risk securities may have greater potential for insolvency and a higher incidence of high yield, high risk bond defaults may be experienced.

     Sensitivity of Interest Rate and Economic Changes. Prices of high yield, high risk securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a high yield, high risk security owned by an underlying fund defaults, the fund may incur additional expenses in seeking recovery. Periods of economic uncertainty and changes can be expected to result in increased volatility of market prices in high yield, high risk securities. Yields on high yield, high risk securities will fluctuate over time.

     Payment Expectations. Certain securities held by an underlying fund, including high yield, high risk securities, may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the underlying fund would have to replace the security with a lower yielding security, resulting in a decreased return for the investor. Conversely, a high yield, high risk security's value will decrease in a rising interest rate market, as will the value of the underlying fund's assets.

     Liquidity and Valuation. High yield, high risk securities may tend to trade in markets that are relatively less liquid than the market for higher-rated securities. It is thus possible that the underlying fund's ability to dispose of such securities, when its investment adviser deems it desirable to do so, may be limited. The lack of a liquid secondary market may also have an adverse impact on market price and the underlying fund's ability to dispose of particular issues when necessary to


meet the underlying fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer. In addition, a less liquid market may interfere with the ability of the underlying fund to value lower-rated securities accurately and, consequently, value the fund's assets accurately. Furthermore, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-rated securities, especially in a thinly-traded market.

     Credit Ratings. S&P is a private service that provides ratings of the credit quality of debt obligations. A description of ratings assigned to commercial paper and corporate debt obligations by S&P can be found in Appendix A to this Prospectus. Credit ratings evaluate the safety of principal and interest payments, not the market value risk of securities. Since credit ratings agencies may fail to change the credit ratings in a timely manner to reflect subsequent events, the investment adviser to an underlying fund should monitor the issuers of high yield, high risk securities in the fund's portfolio to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payment obligations, and to attempt to assure the securities' liquidity so the fund can meet redemption requests. To the extent that an underlying fund invests in high yield, high risk securities, the achievement of the fund's investment objective may be more dependent on the underlying fund's own credit analysis than is the case for higher quality bonds. Subsequent to its purchase by an underlying fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by an underlying fund.

CONVERTIBLE PREFERRED STOCKS AND DEBT SECURITIES

Certain preferred stocks and debt securities that may be held by an underlying fund have conversion features allowing the holder to convert securities into another specified security (usually common stock) of the same issuer at a specified conversion ratio (e.g., two shares of preferred for one share of common stock) at some specified future date or within a specified period. The market value of convertible securities generally includes a premium that reflects the conversion right. That premium may be negligible or substantial. To the extent that any preferred stock or debt security remains unconverted after the expiration of the conversion period, the market value will fall to the extent represented by the premium.

ILLIQUID SECURITIES

An underlying fund may invest in securities for which no readily available market exists ("illiquid securities") or securities the disposition of which would be subject to legal restrictions (so-called "restricted securities") and repurchase agreements maturing in more than seven days. A considerable period may elapse between an underlying fund's decision to sell securities and the time when the fund is able to sell such securities. If, during such a period, adverse market conditions were to develop, the underlying fund might obtain a less favorable price than prevailed when it decided to sell.

All mutual funds are subject to restrictions on the percentage of their assets which may be composed of illiquid securities. Subject to these limitations, an underlying fund may invest in restricted securities when such investment is consistent with its investment objectives, and such securities may be considered to be liquid to the extent the fund's investment adviser determines that there is a liquid institutional or other market for such securities. In determining whether a restricted security is properly considered a liquid security, the fund's investment adviser, under the direction of the fund's Board of Trustees, will take into account relevant factors, including the following: (i) the frequency of trades and quotes for the security; (ii) the number of dealers willing to purchase or sell the


security and the number of potential purchasers; (iii) dealer undertakings to make a market in the security; and (iv) the nature of the security and marketplace trades (e.g., the time needed to dispose of the security, the
method of soliciting offers and the mechanics of transfer).   An underlying
fund's investment in such restricted securities could have the effect of increasing the level of the fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

INDUSTRY CONCENTRATION

An underlying fund may concentrate its investments within one industry. Because the scope of investment alternatives within an industry is limited, the value of the shares of such an underlying fund may be subject to greater market fluctuation than an investment in a fund that invests in a broader range of securities.

OPTION ACTIVITIES

An underlying fund may write (i.e., sell) call options ("calls") if the calls are "covered" throughout the life of the option. A call is "covered" if the fund owns the options securities. When a fund writes a call, it receives a premium and gives the purchaser the right to buy the underlying security at any time during the call period (usually not more than nine months in the case of common stock) at a fixed exercise price regardless of market price changes during the call period. If the call is exercised, the fund will forego any gain from an increase in the market price of the underlying security over the exercise price.

An underlying fund may purchase a call on securities only to effect a "closing transaction," which is the purchase of a call covering the same underlying security and having the same exercise price and expiration date as a call, previously written by the fund, on which it wishes to terminate its obligation. If the underlying fund is unable to effect a closing transaction, it will not be able to sell the underlying security until the call previously written by the fund expires (or until the call is exercised and the fund delivers the underlying security).

An underlying fund also may write and purchase put options ("puts"). When a fund writes a put, it receives a premium and gives the purchaser of the put the right to sell the underlying security to the fund at the exercise price at any time during the option period. When a fund purchases a put, it pays a premium in return for the right to sell the underlying security at the exercise price at any time during the option period. An underlying fund also may purchase stock index puts, which differ from puts on individual securities in that they are settled in cash based on the values of the securities in the underlying index rather than by delivery of the underlying securities. Purchase of a stock index put is designed to protect against a decline in the value of the portfolio generally rather than an individual security in the portfolio. If any put is not exercised or sold, it will become worthless on its expiration date.

An underlying fund's option positions may be closed out only on an exchange that provides a secondary market for options of the same series, but there can be no assurance that a liquid secondary market will exist at any given time for any particular option. In this regard, trading in options on certain securities (such as U.S. government securities) is relatively new, so that it is impossible to predict to what extent liquid markets will develop or continue.

An underlying fund's custodian, or a securities depository acting for it, generally acts as escrow agent as to the securities on which the fund has written puts or calls, or as to other securities


acceptable for such escrow so that no margin deposit is required of the fund. Until the underlying securities are released from escrow, they cannot be sold by the fund. In the event of a shortage of the underlying securities deliverable on exercise of an option, the Options Clearing Corporation ("OCC") has the authority to permit other, generally comparable securities to be delivered in fulfillment of option exercise obligations. If the OCC exercises its discretionary authority to allow such other securities to be delivered, it may also adjust the exercise prices of the affected options by setting different prices at which otherwise ineligible securities may be delivered. As an alternative to permitting such substitute deliveries, the OCC may impose special exercise settlement procedures. (See "Leverage" below for a discussion of how options trading activities involve potential leveraging.)



OPTIONS TRADING MARKETS

Options in which the underlying funds will invest are generally listed on exchanges. Exchanges on which such options currently are traded are the Chicago Board Options Exchange and the American, New York, Pacific, and the Philadelphia Stock Exchanges. Options on some securities may not, however, be listed on any exchange but traded in the over-the-counter market. Options traded in the over-the-counter market involve the additional risk that securities dealers participating in such transactions will fail to meet their obligations to the underlying fund. The use of options traded in the over-the-counter market may be subject to limitations imposed by certain state securities authorities. In addition to the limits on the use of options discussed herein, a mutual fund is subject to the investment restrictions described in its prospectus and statement of additional information.

The staff of the SEC currently is of the view that the premiums that a mutual fund pays for the purchase of unlisted options, and the value of securities used to cover unlisted options written by the underlying fund, are considered to be invested in illiquid securities or assets for the purpose of calculating whether a mutual fund is in compliance with any fundamental investment restriction prohibiting it from investing more than 15% (or, in many cases, 10%) of its net assets (taken at current value) in any combination of illiquid assets and securities.

FUTURES CONTRACTS

An underlying fund may enter into futures contracts for the purchase or sale of debt securities and stock indexes. A futures contract is an agreement between two parties to buy and sell a security or an index for a set price on a future date. Futures contracts are traded on designated "contract markets" that, through their clearing corporations, guarantee performance of the contracts.

A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken, respectively, at settlement date are not determined until on or near such date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Futures contracts are traded in the United States only on commodity exchanges or boards of trade (known as "contract markets") approved for such trading by the Commodity Futures Trading Commission (the "CFTC), and must be executed through a futures commission merchant or brokerage firm that is a member of the relevant contract market.


Although futures contracts by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain.
On the other hand, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. A purchaser closes out a futures contract purchase by entering a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss. An underlying fund may sell financial futures contracts in anticipation of an increase in the general level of interest rates. Generally, as interest rates rise, the market value of the securities held by an underlying fund will fall, thus reducing its net asset value. This interest rate risk may be reduced without the use of futures as a securities with shorter maturities or by holding assets in cash. This strategy, however, entails increased transaction costs in the form of dealer spreads and brokerage commissions and will typically reduce the fund's average yield as a result of the shortening of maturities.

The sale of financial futures contracts serves as a means of hedging against rising interest rates. As interest rates increase, the value of an underlying fund's short position in the futures contracts will also tend to increase, thus offsetting all or a portion of the depreciation in the market value of the fund's investment being hedged. While an underlying fund will incur commission expenses in selling and closing out futures positions (by taking an opposite position in the futures contract), commissions on futures transactions tend to be lower than transaction costs incurred in the purchase and sale of portfolio securities.

An underlying fund may purchase interest rate futures contracts in anticipation of a decline in interest rates when it is not fully invested.
As such purchases are made, an underlying fund would probably expect that an equivalent amount of futures contracts will be closed out. Unlike when an underlying fund purchases or sells a security, no price is paid or received by the fund upon the purchase or sale of a futures contract. Upon entering into a contract, the underlying fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash and/or U.S. government securities. This is known as "initial margin."
Initial margin is similar to a performance bond or good faith deposit which is returned to an underlying fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

Subsequent payments, called "variation margin" or "maintenance margin," to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable. This is known as "marking to the market." An underlying fund may elect to close some or all of its futures positions at any time prior to their expiration in order to reduce or eliminate a hedge position then currently held by the fund. The underlying fund may close its positions by taking opposite positions that will operate to terminate the fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by a release to the underlying fund, and the fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

A stock index futures contract may be used to hedge an underlying fund's portfolio with regard to market risk as distinguished from risk relating to a specific security. A stock index futures contract does not require the physical delivery of securities, but merely provides for profits and losses


resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date, a final cash settlement occurs. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the contract is based.

There are several risks in connection with the use of futures contracts. In the event of an imperfect correlation between the futures contract and the portfolio position that is intended to be protected, the desired protection may not be obtained and the underlying fund may be exposed to risk of loss. Further, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the fund than if it had not entered into futures contracts on debt securities or stock indexes.

In addition, the market price of futures contracts may be affected by certain factors. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close future contracts through offsetting transactions that could distort the normal relationship between the securities and futures markets. Second, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions.

Positions in futures contracts may be closed out only on an exchange or board of trade that provides a secondary market for such futures. There is no assurance that a liquid secondary market on an exchange or board of trade will exist at any particular time. In order to assure that mutual funds have sufficient assets to satisfy their obligations under their futures contracts, the underlying funds are required to establish segregated accounts with their custodians. Such segregated accounts are required to contain an amount of cash, U.S. government securities and other liquid, high-grade debt securities equal in value to the current value of the underlying instrument less the margin deposit. (Also see "Leverage" below.)

The risk to an underlying fund from investing in futures is potentially unlimited. Gains and losses on investments in options and futures depend upon the underlying fund's investment adviser's ability to predict correctly the direction of stock prices, interest rates and other economic factors.

OPTIONS ON FUTURES CONTRACTS

An underlying fund may purchase and write (sell) put and call options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option period. When an option on a futures contract is exercised, delivery of the futures position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option. A fund may purchase put options on futures contracts in lieu of, and for the same purpose as, a sale of a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract in the same manner as it purchases "protective puts" on securities.

As with options on securities, the holder of an option on a futures contract may terminate its position by selling an option of the same series. There is no guarantee that such closing transactions can be effected. An underlying fund is required to deposit initial margin and variation margin with respect


to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those applicable to futures contracts described above and, in addition, net option premiums received will be included as initial margin deposits.

In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. There can be no certainty that liquid secondary markets for all options on futures contracts will develop. Compared to the use of futures contracts, the purchase of options on futures contracts involves less potential risk to an underlying fund because the maximum amount of risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the use of an option on a futures contract would result in a loss to the fund when the use of a futures contract would not, such as when there is no movement in the prices of the underlying securities. Writing an option on a futures contract involves risks similar to those arising in the sale of futures contracts, as described above.

SHORT SALES

An underlying fund may sell securities short. In a short sale, the fund sells securities that it does not own, making delivery with securities "borrowed" from a broker. The fund is then obligated to replace the borrowed securities by purchasing them at the market price at the time of replacement. This price may or may not be less than the price at which the securities were sold by the fund. Until the securities are replaced, the fund is required to pay to the lender any dividends or interest that accrue during the period of the loan.
In order to borrow the securities, the fund may also have to pay a premium that would increase the cost of the securities sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

The fund also must deposit in a segregated account an amount of cash or U.S. government securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) the value of the collateral deposited with the broker in connection with the sale (not including the proceeds from the short sale). Each day the short position is open, the fund must maintain the segregated account at such a level that the amount deposited in it plus the amount deposited with the broker as collateral
(1) equals the current market value of the securities sold short and (2) is not less than the market value of the securities at the time they were sold short. Depending upon market conditions, up to 80% of the value of a fund's net assets may be deposited as collateral for the obligation to replace securities borrowed to effect short sales and allocated to a segregated account in connection with short sales. As is the case with all secured transactions, the possibility exists that the collateral will be called to satisfy the underlying obligations.

An underlying fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The fund will realize a gain if the security declines in price between those dates. The amounts of any gain will be decreased and the amount of any loss increased by the amount of any premium, dividends or interest the fund may be required to pay in connection with the short sale.

A short sale is "against the box" if at all times when the short position is open the fund owns an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. Such a transaction serves to defer a gain or loss for federal income tax purposes.


WARRANTS

An underlying fund may invest in warrants, which are options to purchase a specified security, usually an equity security such as common stock, at a specified price (usually representing a premium over the applicable market value of the underlying equity security at the time of the warrant's issuance) and usually during a specified period of time. Moreover, they are usually issued by the issuer of the security to which they relate. While warrants may be traded, there is often no secondary market for them. The prices of the warrants do not necessary move parallel to the prices of the underlying securities. Holders of warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. To the extent that the market value of the security that may be purchased upon exercise of the warrant rises above the exercise price, the value of the warrant will tend to rise. To the extent that the exercise price equals or exceeds the market value of such security, or if the warrant is not exercised within the specified time period, it will become worthless and the fund will lose the purchase price paid for the warrant and the right to purchase the underlying security.

MASTER DEMAND NOTES

Although the Funds themselves will not do so, underlying funds (particularly money market mutual funds) may invest some or all of their assets in master demand notes. Master demand notes are unsecured obligations of U.S. corporations, redeemable upon notice, that permit investment by a fund of fluctuating amounts at varying rates of interest pursuant to direct arrangements between the fund and the issuing corporation. Because they are direct arrangements between the fund and the issuing corporation, there is no secondary market for the notes. However, they are redeemable at face value, plus accrued interest, at any time.

REPURCHASE AGREEMENTS

Underlying funds, particularly money market funds, may enter into repurchase agreements with banks and broker-dealers under which they acquire securities subject to an agreement with the seller to repurchase the securities at an agreed upon time and price. These agreements are considered under the 1940 Act to be loans by the purchaser collateralized by the underlying securities. If the seller should default on its obligation to repurchase the securities, the underlying fund may experience delay or difficulties in exercising its rights to realize upon the securities held as collateral and might incur a loss if the value of the securities should decline.

LOANS OF PORTFOLIO SECURITIES

An underlying fund may lend its portfolio securities provided (1) the loan is secured continuously by collateral of U.S. government securities or cash or cash equivalent maintained on a daily market-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the fund may at any time call the loan and obtain the return of the securities loaned;
(3) the fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of the fund. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral.


HEDGING

An underlying fund may employ many of the investment techniques described in this section not only for investment purposes, but also for hedging purposes. For example, an underlying fund may purchase or sell put and call options on common stocks to hedge against movements in individual common stock prices, or purchase and sell stock index futures and related options to hedge against marketwide movements in common stock prices. Although such hedging techniques generally tend to minimize the risk of loss that is hedged against, they also limit commensurately the potential gain that might have resulted had the hedging transaction not occurred. Also, the desired protection generally resulting from hedging transactions may not always be achieved.

LEVERAGE

An underlying fund may borrow up to 25% of the value of its net assets on an unsecured basis from banks to increase its holdings of portfolio securities. The practice of leveraging means that a Fund could lose more than the amount it has invested in an underlying fund. Under the 1940 Act, the fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if disadvantageous from an investment standpoint. Leveraging will exaggerate the effect of any increase or decrease in value of portfolio securities on the fund's net asset value, and money borrowed will be subject to interest costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the interest and option premiums received from the securities purchased with borrowed funds.

The staff of the SEC is currently of the view that certain types of securities transactions, including selling securities short, purchasing or selling futures contracts, purchasing and selling options on specific securities, stock indexes, or interest rate futures contracts, and purchasing and selling forward contracts on currencies also involve potential leveraging. An underlying fund may engage in these types of transactions subject to the 300% asset coverage requirement. In the alternative, an underlying fund may engage in these types of transactions if it segregates assets with respect to such transactions or "covers" such transactions.

An underlying fund may segregate assets with respect to such transactions as follows. A fund with a long position in a futures or forward contract, or that sells a put option, may establish a segregated account (not with a futures commission merchant or broker) containing cash or certain liquid assets equal to the purchase price of the contract or the strike price of the put option (less any margin on deposit). For short positions in futures or forward contracts, sales of call options, and short sales of securities, a fund may establish a segregated account (not with a futures commission merchant or broker) with cash and certain liquid securities that, when added to the amounts deposited with a futures commission merchant or broker as margin, equal the market value of the instruments or currency underlying the futures or forward contracts, call options and short sales (but are not less than the strike price of the call option or the market price at which the short positions or short sales were established).

An underlying fund may "cover" such transactions in various ways depending on the type transaction involved. For example, a fund that has a long position in a futures or forward contract could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held by the fund. A fund that has sold a put option could sell short the instruments or currency underlying the put option at the same or higher price than the strike


price of the put option. Similarly, the fund could purchase a put option, if the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the fund.




                              TABLE OF CONTENTS

THE DRESHER COMPREHENSIVE GROWTH FUND. . . . . . . . . . . . . . . . . . . 1
THE DRESHER CLASSIC RETIREMENT FUND. . . . . . . . . . . . . . . . . . . . 1
EXPENSES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
THE FUNDS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
INVESTMENT OBJECTIVES AND MANAGEMENT TECHNIQUES  . . . . . . . . . . . . . 4
INVESTMENT POLICIES AND RESTRICTIONS . . . . . . . . . . . . . . . . . . . 6
RISKS AND OTHER CONSIDERATIONS . . . . . . . . . . . . . . . . . . . . . . 7
TRUST MANAGEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
HOW TO PURCHASE SHARES . . . . . . . . . . . . . . . . . . . . . . . . . .13
HOW TO REDEEM SHARES . . . . . . . . . . . . . . . . . . . . . . . . . . .15
DIVIDENDS, DISTRIBUTIONS AND TAXES . . . . . . . . . . . . . . . . . . . .18
GENERAL INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . . . . .20
HOW THE FUNDS REPORT PERFORMANCE . . . . . . . . . . . . . . . . . . . . .21
APPENDIX A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . A-1
APPENDIX B . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . B-1



                            CROSS REFERENCE SHEET
                         THE DRESHER FAMILY OF FUNDS


                                   Statement of Additional
Part B Item                        Information Caption
--------------                     -----------------------------

Cover Page                         Cover Page

Table of Contents                  Table of Contents

General Information and History    General Information and History

Investment Objectives and Policies Investment Objectives, Policies and
                                   Restrictions

Management of the Fund             Management of the Trust

Control Persons and Principal      Principal Holders of Securities
Holders of Securities

Investment Advisory and Other      Investment Manager,  Distributor, and
Services                           Transfer Agent; Custodian; Auditor

Brokerage Allocation and Other     Portfolio Transactions
Practices

Capital Stock and Other Securities Capital Stock and Other Securities

Purchase, Redemption and Pricing   Purchase, Redemption and Pricing of
of Securities Being Offered        Securities Determination of Net Asset Value

Tax Status                         Tax Status

Underwriters                       The Distributor

Calculation of Performance Data    Not Applicable

Financial Statements               Not Applicable




                     STATEMENT OF ADDITIONAL INFORMATION
                                                       June ___, 1997


                         THE DRESHER FAMILY OF FUNDS
                         75 Twining Road, Suite 202
                         Dresher, Pennsylvania 19025
                               (215) 881-7000


     This Statement of Additional Information relating to The Dresher Family of Funds (the "Trust") is not a prospectus and should be read in conjunction with the Trust's prospectus (the "Prospectus") as supplemented from time to time. A copy of the Prospectus can be obtained from the Trust's distributor, National Shareholder Services, Inc., 715 Twining Road, Suite 202, Dresher, Pennsylvania 19025, telephone number (215) 881-7000. The date of the Prospectus to which this Statement of Additional Information relates is June __, 1997.

     The date of this Statement of Additional Information is June __, 1997.




                            TABLE OF CONTENTS


CAPTION                     PAGE      LOCATION OF PROSPECTUS

General Information and     1         General Information
History

Investment Objectives,      1         Investment Objectives and Management
Policies and Restrictions             Policies and Restrictions; Trust
                                      Management -- Portfolio Turnover

Management of the Trust     2         Trust Management

Principal Holders of        4         Not Applicable
Securities

The Investment Manager      4         Trust Management

The Distributor             5         Trust Management

The Transfer Agent          6         Trust Management

The Custodian               6         Trust Management

The Auditor                 6         Trust Management

Portfolio Transactions      6         Trust Management -- Execution
                                      of Portfolio Transactions

Capital Stock and Other     7         General Information
Securities

Purchases, Redemptions and  7         How to Purchase Shares; How to Redeem
Pricing of Securities Being           Shares
Offered

Determination of Net        7         How to Purchase Shares --
Asset Value                           Price of Shares

Tax Status                  7         Dividends, Distributions and Taxes

Additional Information      7         Not Applicable



                       GENERAL INFORMATION AND HISTORY

     The Trust is a diversified, open-end management investment company comprised of two portfolios of shares of other open-end registered investment companies: The Dresher Comprehensive Growth Fund (the "Comprehensive Growth Fund") and The Dresher Classic Retirement Fund (the "Classic Retirement Fund;" and together with the Comprehensive Growth Fund, the "Funds"). The Trust was organized as a trust under the laws of the State of Delaware on March 26, 1997 and has no operating history.

              INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

     The Trust is an open-end, diversified management investment company, registered as such under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently consists of two separate portfolios (series), each with different investment objectives. The Funds seek to achieve their investment objectives by investing in shares of other open-end investment companies ("mutual funds"). As of the date of this Statement of Additional Information, the Trust's series are:

     THE DRESHER COMPREHENSIVE GROWTH FUND is an aggressive growth fund which seeks capital appreciation without regard to current income.

     THE DRESHER CLASSIC RETIREMENT FUND is a moderate growth fund which seeks moderate capital appreciation and significant income.

     The investment objectives of the Funds are described in the Prospectus under the heading "Investment Objectives and Management Techniques." In addition, each Fund has adopted certain fundamental investment policies. These fundamental investment policies cannot be changed unless the change is approved by the lesser of (1) 67% or more of the votes of the Fund (or the Trust) present at a meeting, if the holders of more than 50% of the outstanding votes of the Fund (or the Trust) are present or represented by proxy, or (2) more than 50% of the outstanding votes of the Fund (or the Trust). These fundamental policies are set forth in the Prospectus under the heading "Investment Policies and Restrictions."

     The Funds' fundamental investment policies have been adopted to avoid wherever possible the necessity of shareholder meetings otherwise required under the 1940 Act. This recognizes the need to react quickly to changes in the law or new investment opportunities in the securities markets and the cost and time involved in obtaining shareholder approvals for diversely held investment companies. The Funds have also adopted non-fundamental investment policies, set forth in the Prospectus. The Funds' non-fundamental investment policies may be changed by a vote of the Board of Trustees. Any changes in either Fund's non-fundamental investment policies will be communicated to such Fund's shareholders prior to the effectiveness of the changes.

     1940 ACT RESTRICTIONS. Under the 1940 Act and the rules, regulations and interpretations thereunder, a "diversified company," as to 75% of its total assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies or instrumentalities or securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of such issuer or more than 10% of the issuer's voting securities would be held by the Fund. "Concentration" is generally interpreted under the 1940 Act as investing 25% or more of total assets in an industry or group of industries. The 1940 Act limits that ability of investment companies to borrow and lend money and to



underwrite securities. The 1940 Act currently prohibits an open-end fund from issuing senior securities, as defined in the 1940 Act, except under very limited circumstances.

     The mutual funds in which each of the Funds may invest may, but need not, have the same investment objectives, policies and limitations as the relevant Fund. Although each of the Funds may from time to time invest in shares of the same underlying mutual funds, the percentage of each Fund's assets so invested may vary, and the Investment Manager will determine that such investments are consistent with the investment objectives and policies of such Fund. The investments that may, in general, be made by underlying funds in which the Funds may invest, as well as certain of the risks associated with such investments, are described in the Prospectus and in Appendix B to the Prospectus.

     The Funds have no restrictions on portfolio turnover. However, it is anticipated that each Fund's rate of portfolio turnover generally will not exceed 200% annually. A portfolio turnover rate of 100% or more is considered high.

                           MANAGEMENT OF THE TRUST

     The following table provides biographical information with respect to each current Trustee and officer of the Trust. Each Trustee who is an "interested person" of the Trust, as defined in the 1940 Act, is indicated by an asterisk.


Name and Address             Position Held with       Principal Occupation(s)
                             the Trust                During Past 5 Years

Jeffrey C. Brown*            Trustee, President       President of National
715 Twining Road, Suite 202                           Advisory Group, National
Dresher, PA 19025 (Age: 39)                           Financial Advisors, Inc.
                                                      (investment advisor),
                                                      National Actuarial
                                                      Consultants, Ltd. (pension
                                                      recordkeeping), and
                                                      National Shareholder
                                                      Services, Inc.
                                                      (shareholder services
                                                      agent); President and
                                                      licensed registered
                                                      representative of NFA
                                                      Brokerage Services, Inc.
                                                      (NASD broker-dealer).
                                                      Brother-in-law of Kathryn
                                                      A. Brown and son of Alvin
                                                      Brown.

Stephen Patrylak*            Trustee, Treasurer       Vice President, National
715 Twining Road,                                     Financial Advisors, Inc.
Suite 202                                             and National Shareholder
Dresher, PA 19025 (Age: 44)                           Services, Inc.; Consultant
                                                      to National Actuarial
                                                      Consultants, Ltd.; Vice
                                                      President of NFA Brokerage
                                                      Services, Inc.  Married to
                                                      Larissa N. Patrylak.


Name and Address             Position Held with       Principal Occupation(s)
                             the Trust                During Past 5 Years


Larissa N. Patrylak*         Trustee, Secretary       Secretary/Treasurer and
715 Twining Road,                                     Controller of National
Suite 202                                             Financial Advisors, Inc.,
Dresher, PA 19025 (Age: 42)                           National Shareholder
                                                      Services, Inc.,  and NFA
                                                      Brokerage Services, Inc.;
                                                      Vice President of National
                                                      Actuarial Consultants,
                                                      Ltd.  Married to Stephen
                                                      Patrylak.

Alvin Brown*
715 Twining Road,
Suite 202
Dresher, PA 19025 (Age: 70)  Trustee                  Retired.  Formerly
                                                      Marketing Manager of Ethyl
                                                      Corporation.  Father of
                                                      Jeffrey C. Brown.

Kathryn A. Brown
715 Twining Road,
Suite 202
Dresher, PA 19025 (Age: 33)  Trustee                  Founder of The Diet Center
                                                      (weight loss franchisor).
                                                      Sister-in-law of Jeffrey
                                                      C. Brown.

Howard S. Lubin
715 Twining Road,
Suite 202
Dresher, PA 19025 (Age: 68)  Trustee                  Physician.


Leonid D. Rudnytzsky
715 Twining Road,
Suite 202
Dresher, PA 19025 (Age: 60)  Trustee                  Professor of Foreign
                                                      Languages and Literature
                                                      at the University of
                                                      Pennsylvania and Lasalle
                                                      University.

     No officer, director or employee of National Financial Advisors, Inc., the Investment Manager of the Trust, or of any affiliate thereof receives any compensation from the Trust for serving as an officer or Trustee of the Trust. Currently, the Trust pays each Trustee who is not an officer or employee of NFA or its affiliates a fee of $100 per meeting attended and reimbursement for travel and out-of-pocket expenses.

                       PRINCIPAL HOLDERS OF SECURITIES

                        [TO BE SUPPLIED BY AMENDMENT]

                           THE INVESTMENT MANAGER

     National Financial Advisers, Inc. ("NFA" or the "Investment Manager") serves as investment manager to the Trust and its Funds pursuant to a written investment management agreement. NFA is a Pennsylvania corporation organized in 1994, and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Jeffrey C. Brown, Trustee and President of the Trust, is President of NFA. Larissa Patrylak and Stephen Patrylak, officers of NFA, also serve as Trustees of the Trust and as the Trust's Secretary and Treasurer, respectively.

     NFA is a wholly owned subsidiary of The National Advisory Group, Inc. (The "Group"), a Pennsylvania corporation formed in 1984 which provides non-discretionary investment advisory and retirement services to trusts, institutions and high-income individuals. Jeffrey C. Brown and Larissa


N. Patrylak are the sole shareholders of The Group. In addition, to NFA, The Group also owns all of the outstanding shares of the following:

     NFA Brokerage Services, Inc., the NASD mutual funds only broker/dealer through which the shares of each Fund are being offered.

     National Shareholder Services, Inc., which will serve as the Funds' transfer agent, dividend paying agent and shareholder service agent.

     National Actuarial Consultants, Ltd., a pension recordkeeper.

     Certain services provided by NFA under the investment management agreement are described in the Prospectus. In addition to those services, NFA may, from time to time, provide the Funds with office space for managing their affairs, with the services of required executive personnel, and with certain clerical services and facilities. These services are provided without reimbursement by the Funds for any costs incurred. As compensation for its services, each Fund pays NFA a fee based upon such Fund's average daily net asset value. This fee is computed daily and paid monthly. The rate at which the fee is paid is described in the Prospectus.

     NFA pays, out of the investment management fees it receives from the Funds, all the expenses of the Funds except brokerage commissions, transaction costs, taxes, fees and expenses of non-interested Trustees of the Trust and extraordinary expenses. Until at least December 31, 1998, NFA is contractually obligated to reduce its management fee in an amount equal to each Fund's allocable portion of all such fees and expenses except extraordinary expenses.

     By its terms, the Trust's investment management agreement will remain in effect through 1999 and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of a Fund's outstanding votes (as defined in the 1940 Act); provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval. The Trust's investment management agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of the Fund's outstanding votes, or by NFA. The investment management agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

                               THE DISTRIBUTOR

     NFA Brokerage Services, Inc. ("NFA Brokerage" or the "Distributor"), a wholly-owned subsidiary of The Group, with its principal offices at 715 Twining Road, Suite 218, Dresher, Pennsylvania 19025, serves as the distributor of the Funds' shares. The Distributor is obligated to sell shares of the Funds on a best efforts basis only against purchase orders for the shares. Shares of the Funds are offered to the public on a continuous basis.

     The Trust has a Plan of Distribution (the "Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act ("Rule 12b-1"), pursuant to which the Funds may expend up to 25% of their respective average net assets annually for the costs of activities intended to result in the sale of Fund shares. The Trust's Distribution Agreement with NFA Brokerage (i) provides for the payment by each Fund to NFA Brokerage of a distribution fee of .25% of average net assets and (ii) authorizes NFA Brokerage to make payments for activities and expenditures permitted by the Distribution Plan.


     In addition, the underlying funds in which the Funds invest may impose such Rule 12b-1 fees. Rule 12b-1 fees imposed by an underlying fund could be as high as .75% of an underlying fund's net assets and service fees could be as high as .25% of an underlying fund's net assets. In the aggregate, such combined fees could be as high as 1.00% of an underlying fund's net assets. Such Rule 12b-1 or service fees will be paid to the Distributor by such underlying funds or such fund's distributors. For a description of the arrangements pursuant to which underlying funds imposing Rule 12b-1 or service fees pay such fees to the Distributor and the process by which the Distributor will reimburse the Funds with a portion of such fees, see the discussion in the Prospectus entitled "Trust Management -- Execution of Portfolio Transactions."

                             THE TRANSFER AGENT

     The Board of Trustees of the Trust has approved an Administration, Accounting and Transfer Agency Agreement among the Trust, National Shareholder Services, Inc. ("NSS" or the "Transfer Agent") and NFA. Pursuant to such Agreement, NSS serves as the Trust's transfer and dividend paying agent and performs shareholder service activities. NSS also calculates daily net asset value per share for each Fund and maintains such books and records as are necessary to enable it to perform its duties. The administrative services necessary for the operation of the Trust and its Funds provided by NSS include among other things (i) preparation of shareholder reports and communications,
(ii) regulatory compliance, such as reports and filings with the Securities and Exchange Commission and state securities commissions and (iii) general supervision of the operation of the Trust and its Funds, including coordination of the services performed by NFA, the custodian, independent accountants, legal counsel and others. NSS is compensated by NFA for its services out of the investment management fee paid to NFA by each Fund.

     NSS is a wholly-owned subsidiary of The Group. The business address of NSS is 715 Twining Road, Suite 202, Dresher, Pennsylvania 19025.

                                THE CUSTODIAN

     Pursuant to a Custodian Agreement between the Trust, Firstrust Savings Bank and NFA, Firstrust Savings Bank serves as the Trust's custodian. The principal business address of Firstrust Savings Bank is 1931 Cottman Avenue, Philadelphia, Pennsylvania 19111.

                                 THE AUDITOR

     Sanville & Company, independent certified public accountants located at 1514 Old York Road, Abington, Pennsylvania 19001, has been selected as the auditors for the Trust. In such capacity, Sanville & Company periodically reviews the accounting and financial records of the Trust and examines its financial statements.

                           PORTFOLIO TRANSACTIONS

     Decisions to buy and sell securities for the Funds are made by the Investment Manager subject to the overall supervision and review by the Trust's Board of Trustees. Portfolio security transactions for the Funds are effected by or under the supervision of the Investment Manager.

     NFA Brokerage, the Distributor of the Fund shares, may assist in the placement of Fund portfolio transactions. In such capacity, NFA Brokerage may receive distribution payments from the underlying funds or their underwriters or sponsors in accordance with the normal distribution


arrangements of those funds. See "The Distributor." In providing execution assistance, NFA Brokerage may receive orders from the Investment Manager; place them with the underlying fund's distributor, transfer agent or other person, as appropriate; confirm the trade, price and number of shares purchased or sold; and assure prompt and proper settlement of the order. NFA Brokerage pays the per transaction charges and is reimbursed by the relevant Fund.

     The Funds intend to arrange to be included within a class of investors entitled not to pay sales charges by purchasing load fund shares under letters of intent, rights of accumulation, cumulative purchase privileges and other quantity discount programs.

                     CAPITAL STOCK AND OTHER SECURITIES

     See "General Information" in the Prospectus.

        PURCHASE, REDEMPTION AND PRICING OF SECURITIES BEING OFFERED


     See "How to Purchase Shares" and "How to Redeem Shares" in the Prospectus.

                      DETERMINATION OF NET ASSET VALUE

     See "How to Purchase Shares -- Price of Shares" in the Prospectus.

                                 TAX STATUS

     See "Dividends, Distributions and Taxes" in the Prospectus.

                           ADDITIONAL INFORMATION

     The Prospectus and this Statement of Additional Information do not contain all of the information included in the Trust's Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the securities offered hereby. Certain portions of the Registration Statement have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The Registration Statement, including the exhibits filed therewith, may be examined at the offices of the Securities and Exchange Commission in Washington, D.C.

     Statements contained in the Prospectus and this Statement of Additional Information as to the contents of any agreement or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such agreement or other documents filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.


                        THE DRESHER FAMILY OF FUNDS

                                   PART C

                             OTHER INFORMATION



ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS


          (a)  Financial Statements.

               To be supplied by amendment.

          (b)  Exhibits.


            EXHIBIT
            NUMBER              DESCRIPTION OF EXHIBIT


               **(1)            Trust Instrument of Registrant


               **(2)            Bylaws of Registrant


               (3)              Inapplicable


               (4)              Inapplicable


               (5) Form of Investment Advisory Agreement between Registrant and National
                                Financial Advisors, Inc. ("NFA")


               (6)(a) Form of Distribution Agreement between Registrant and NFA Brokerage Services ("NFA Brokerage")


               (6)(b)           Form of Dealer Agreement between NFA
                                Brokerage and Dealers.

               (7)              Inapplicable


               (8) Form of Custody Agreement among Registrant, NFA and Firstrust Savings Bank


               (9) Form of Administration, Accounting and Transfer Agency Agreement among Registrant, NFA and National Shareholder Services, Inc.


               *(10)            Opinion and Consent of Counsel


               *(11)            Consent of Independent Public Accountants


               (12)             Inapplicable


               *(13) Subscription Agreement between Registrant and Initial Shareholders



            EXHIBIT
            NUMBER              DESCRIPTION OF EXHIBIT


            (14)                Inapplicable


            (15)(a)             Form of Distribution Plan of Registrant


            (15)(b)             See Exhibit (6)


            (16)                Inapplicable


            (17)                Inapplicable


            (18)                Inapplicable


_______________________________
*    To be supplied by amendment

** Incorporated herein by reference to the Registration Statement as originally filed with the Securities and Exchange Commission on April 14, 1997.

ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Registrant is controlled by the Trustees. Registrant does not have any subsidiaries.

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES

As of the date hereof there are no record holders of the shares of Registrant.

ITEM 27.  INDEMNIFICATION

Article X, Section 10.2 of Registrant's Trust Instrument, incorporated by reference as Exhibit (1) hereto, provides for the indemnification of Registrant's past and present Trustees and officers. Indemnification of Registrant's investment manager, principal underwriter and custodian is provided for, respectively, in Section 8 of the Investment Advisory Agreement filed herewith as Exhibit (5), in Section 9 of the Distribution Agreement filed herewith as Exhibit (6), and in Article VII of the Custody Agreement filed herewith as Exhibit (8). Registrant has obtained from a major insurance carrier a Trustees' and officers' liability policy covering certain types of errors and omissions. In no event will Registrant indemnify any of its Trustees, officers, employees or agents against any liability to which such person would otherwise be subject by reason of such person's willful misfeasance, bad faith, gross negligence in the performance of such person's duties, or by reason of such person's reckless disregard of the duties involved in the conduct of such person's office or arising under such person's agreement with Registrant. Registrant will comply with Rule 484 under the Securities Act of 1933 and Release No. 11330 under the Investment Company Act of 1940 in connection with any such indemnification.

ITEM 28.  BUSINESS AND OTHER CONNECTION OF INVESTMENT ADVISER

NFA is a registered investment adviser providing investment advice to individuals, employee benefit plans, trusts, and corporations.



The list required by this Item 28 of the officers and directors of NFA, together with information as to any business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference to Schedules A and D of the Form ADV filed by NFA pursuant to the Investment Advisors Act of 1940 (SEC File No. 408-09).


ITEM 29.  PRINCIPAL UNDERWRITERS

     (a)  None.

     (b) For information as to the business, profession, vocation or employment of a substantial nature of each of the principal underwriter, its officers and directors, reference is made to NFA Brokerage's Form BD (SEC File No. 8-47870).

     (c)  Inapplicable.


ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

Registrant maintains the records required by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 inclusive thereunder at its office located at 715 Twining Road, Suite 202, Dresher, Pennsylvania 19025. Certain records, including records relating to Registrant's shareholders and the physical possession of its assets, may be maintained pursuant to Rule 31a-3 at the main offices of Registrant's transfer agent, dividend disbursing agent and custodian located, as the custodian, at 1931 Cottman Avenue, Philadelphia, Pennsylvania 19111, and, as to the transfer and dividend disbursing agent functions, at 715 Twining Road, Suite 202, Dresher, Pennsylvania 19025

ITEM 31.  MANAGEMENT SERVICES

Inapplicable.

ITEM 32.  UNDERTAKINGS

     (a)  Inapplicable.

     (b) Registrant hereby undertakes to file a post-effective amendment, using financial statements which need not be certified, within four to six months from the effective date of Registrant's registration statement.

     (c)  Inapplicable.



                               SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, Registrant, has duly caused this Registration Statement to be signed on behalf by the undersigned, thereunto duly authorized, in the City of Dresher and the Commonwealth of Pennsylvania on this 4th day of June, 1997.

                              THE DRESHER FAMILY OF FUNDS


                              By: /s/ Jeffrey C. Brown
                                      Jeffrey C. Brown,
                                      Trustee and President


     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


SIGNATURE                     TITLE                DATE

/s/ Jeffrey C. Brown        Trustee & President   June 4, 1997
Jeffrey C. Brown

/s/ Stephen Patrylak        Trustee & Treasurer   June 4, 1997

Stephen Patrylak

/s/ Larissa N. Patrylak     Trustee & Secretary   June 4, 1997
Larissa N. Patrylak

/s/ Kathryn A. Brown        Trustee                June 4, 1997
Kathryn A. Brown

/s/ Alvin Brown             Trustee                June 4,1997
Alvin Brown

/s/ Howard S. Lubin         Trustee                June 4,1997
Howard S. Lubin

/s/ Leonid D. Rudnytzsky    Trustee                June 4,1997
Leonid D. Rudnytzsky


                               Signatures


                                  EXHIBIT 5

                        Investment Advisory Agreement


                               Exhibit


                        INVESTMENT ADVISORY AGREEMENT


     AGREEMENT (this "Agreement") made as of June __,1997 between the Dresher Family of Funds, a Delaware business trust (herein called the "Trust"), and National Financial Advisors, Inc., a Pennsylvania corporation and investment adviser registered under the Investment Advisers Act of 1940 (the "Investment Adviser").

     WHEREAS, the Trust is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended ("1940 Act"); and

     WHEREAS, the Trust desires to retain the Investment Adviser to furnish investment advisory and administrative services to the series of the Trust denominated as "Funds" and listed on Schedule A hereto, as such schedule may be amended from time to time (each a "Fund" and collectively, the "Funds"),

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

     1. Appointment. The Trust hereby appoints the Investment Adviser to act as investment adviser and administrator to the Funds for the period and on the terms set forth in this Agreement. The Investment Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

     2. Delivery of Documents. The Trust has furnished the Investment Adviser with copies properly certified or authenticated of each of the following:

          (a) the Trust's Trust Instrument dated March 26, 1997 (such Trust Instrument, as presently in effect and as it shall from time to time be amended or restated, is herein called the "Declaration of Trust");

          (b)  the Trust's Bylaws;

          (c) resolutions of the Trust's Board of Trustees authorizing the appointment of the Investment Adviser and approving this Agreement;

          (d) the Trust's Notification of Registration on Form N-8A under the 1940 Act, as filed with the Securities and Exchange Commission ("SEC") on April 11, 1997;

          (e) the Trust's Registration Statement on Form N-1A under the Securities Act of 1933, as amended ("1933 Act"), (File No. 333-25073) and under the 1940 Act (File No. 811-08177) as filed with the SEC and all amendments thereto; and

          (f) the Trust's most recent prospectus and Statement of Additional Information (such prospectus and Statement of Additional Information, as presently in effect, and all amendments and supplements thereto, are herein collectively called the "Prospectus").

The Trust will furnish the Investment Adviser from time to time with copies of all amendments of or supplements to the foregoing.


     3.   Management.

          (a) Subject to the succeeding provisions of this paragraph and subject to the direction and control of the Board of Trustees of the Trust, the Investment Adviser shall (i) act as investment adviser for and supervise and manage the investment and reinvestment of the Funds' assets and, in connection therewith, have complete discretion in purchasing and selling securities and other assets for the Funds and in voting, exercising consents and exercising all other rights appertaining to such securities and other assets on behalf of the Funds; (ii) arrange for the purchase and sale of securities and other assets held in the investment portfolio of the Funds and (iii) oversee the administration of all aspects of the Funds' business and affairs and provide, or arrange for others whom it believes to be competent to provide, certain services as specified in subparagraph (b) below. Nothing contained herein shall be construed to restrict the Trust's right to hire its own employees or to contract for administrative services to be performed by third parties.

          (b) The specific services to be provided or arranged for by the Investment Adviser for the Trust include, but are not limited to (i) maintaining the Trust's books and records, such as journals, ledger accounts and other records in accordance with applicable laws and regulations to the extent not maintained by the Trust's custodian, transfer agent and dividend disbursing agent; (ii) transmitting purchase and redemption orders for each Fund's shares to the extent not transmitted by the Trust's distributor or others who purchase and redeem shares; (iii) initiating all money transfers to the Trust's custodian and from the Trust's custodian for the payment of the Trust's expenses, investments, dividends and share redemptions; (iv) reconciling account information and balances among the Trust's custodian, transfer agent, distributor, dividend disbursing agent and the Investment Adviser; (iv) providing the Trust, upon request, with such office space and facilities, utilities and office equipment as are adequate for the Trust's needs;
     (vi) preparing all reports by the Trust, on behalf of each Fund, to their respective shareholders and all reports and filings required to maintain the registration and qualification of the Funds' shares under federal and state law, including periodic updating of the Trust's registration statement and Prospectus; (vii) supervising the calculation of the net asset value of the Funds' shares; (viii) preparing notices and agendas for meetings of the Funds' shareholders and the Trust's Board of Trustees, as well as minutes of such meetings in all matters required by applicable law to be acted upon by the Board of Trustees; (ix) retaining, on behalf of the Trust, a custodian, transfer agent, dividend disbursing agent, shareholder services agent and such other agents as the Investment Adviser deems necessary and appropriate for the conduct of the Trust's business and affairs; and (x) preparing for execution by the Trust and filing all federal and state returns and required tax filings other than those required to be made by the Trust's custodian, transfer agent, dividend disbursing agent or shareholder services agent.

          (c) Subject to the provisions of this Agreement, the Declaration of Trust and the 1940 Act, the Investment Adviser, at its expense, may select and contract with investment advisers (the "Sub-Advisers") for one or more of the Funds. So long as any Sub-Adviser serves as Sub-Adviser to a Fund, it must be a party to a sub-investment advisory agreement and will be obligated to: (i) furnish continuously an investment program as to those assets of the Trust and the Funds involved allocated by the Investment Adviser, (ii) in connection therewith, adhere to such guidelines as may be established by the Investment Adviser from time to time to insure compliance with applicable investment objectives, policies and restrictions of the Trust and the Funds, and (iii) place all orders for the purchase and sale of investments. The Investment Adviser may also delegate or subcontract some or all of the


     Investment Adviser's other duties enumerated in this Agreement. The Investment Adviser will be responsible for payment of all compensation to all Sub-Advisers and other persons and entities to which Investment Adviser delegates any duty hereunder.

          (d)  The Investment Adviser further agrees that it:

               (1) will use the same skill and care in providing such services as it uses in providing services to fiduciary accounts if it has investment responsibilities for such accounts;

               (2) will conform with all applicable rules and regulations and will conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to the investment advisory activities of the Investment Adviser;

               (3) will not make loans to any person to purchase or carry units of beneficial interest in the Trust or make loans to the Trust; and

               (4) will treat confidentially and as proprietary information of the Trust all records and other information relative to the Trust, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where the Investment Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust.

     4. Services to Others. The Trust understands that the Investment Adviser may in the future act as an investment adviser to fiduciary and other managed accounts, and as investment adviser, sub-investment adviser, and/or administrator to other investment companies. The Trust has no objection to the Investment Adviser's acts in such capacities, provided that whenever one of the Funds and one or more other investment companies advised by the Investment Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a fashion that is equitable to each. The Trust recognizes that in some cases this procedure may adversely affect the size of the position that a Fund may obtain in a particular security. In addition, the Trust understands that the persons employed by the Investment Adviser to assist in the Investment Adviser's duties under this Agreement will not devote their full time to such service, and nothing contained in this Agreement will be deemed to limit or restrict the right of the Investment Adviser or any of its affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

     5.   Books and Records.  In compliance with the requirements of Rule
31a-3 under the 1940 Act, the Investment Adviser hereby agrees that all records it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request and will require the same type of agreement from each Sub-Adviser.
The Investment Adviser further agrees to preserve, for the periods prescribed by Rule 31a-2 under the 1940 Act, the records required to be maintained by Rule 31a-1 under the 1940 Act.

     6. Expenses. During the term of this Agreement, the Investment Adviser will pay all expenses incurred by it in providing general economic and financial analysis and advice to the Funds


and providing a continuous investment program for the Funds pursuant to Section 3 above and in providing its activities under this Agreement (other than the cost of securities (including brokerage commissions, if any) purchased for the Trust), including costs of performing the pricing of portfolio securities, transfer and dividend disbursing agents' fees, certain insurance premiums, outside auditing and legal expenses, costs of maintaining the Trust's existence as a Delaware business trust, typesetting and printing prospectuses for regulatory purposes and for distribution to current shareholders of the Funds, and costs of shareholders' and Trustees' reports and meetings. The Investment Adviser will also pay all compensation of any person employed by or associated with the Investment Adviser to assist in the performance of the Investment Adviser's obligations under this Agreement, whether or not such person is also an officer or employee of the Trust, and the Investment Adviser will not cause any obligation to be incurred on behalf of the Trust in respect of any such compensation. Other expenses to be incurred in the operation of the Funds -- including without limitation, taxes, interest, brokerage fees and commissions, if any, fees of Trustees who are not officers, directors, shareholders, or employees of the Investment Adviser or any Sub-Adviser, SEC fees and state "blue sky" qualification fees, costs pursuant to the Trust's Distribution Plan and any extraordinary expenses -- will be borne by the Trust.

     7. Compensation. For the services provided and the expenses assumed pursuant to this Agreement, the Trust will pay the Investment Adviser, and the Investment Adviser will accept as full compensation therefor, an advisory fee, accrued daily and payable monthly in arrears, in accordance with Schedule B hereto.

          If in any fiscal year the aggregate expenses (as defined under the securities regulations of any state having jurisdiction over the Trust) of a Fund exceed the expense limitations of any such state, the Investment Adviser will reimburse such Fund for a portion of such excess expenses equal to such excess times the ratio of the fees otherwise payable by such Fund to the Investment Adviser hereunder to the aggregate fees otherwise payable by such Fund to the Investment Adviser hereunder. The obligation of the Investment Adviser to reimburse a Fund hereunder is limited in any fiscal year to the amount of its fee hereunder from such Fund for such fiscal year, provided, however, that notwithstanding the foregoing, the Investment Adviser will reimburse each Fund for such proportion of such excess expenses regardless of the amount of fees paid to it during such fiscal year to the extent that the securities regulations of any state having jurisdiction over the Trust so require. Such expense reimbursement, if any, will be estimated daily and reconciled and paid on a monthly basis.

     8.   Limitation of Liability; Indemnification.

          (a) The Investment Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

          (b) The Trust hereby agrees to indemnify the Investment Adviser and each of the Investment Adviser's directors, officers, employees and agents and controlling persons of each of them (each such person being an "indemnitee") out of the relevant Fund's assets against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any


court or administrative or investigative body in which such indemnitee may be or may have been involved as a party or otherwise or with which such indemnitee may be or may have been threatened, while acting in any capacity set forth above in this subparagraph or thereafter by reason of such indemnitee's having acted in any such capacity, except with respect to any matter as to which such indemnitee shall have been adjudicated not to have acted in good faith in the reasonable belief that such indemnitee's action was in the best interest of the Trust and furthermore, in the case of any criminal proceeding, so long as such indemnitee had no reasonable cause to believe that the conduct was unlawful, provided, however, that (1) no indemnitee shall be indemnified hereunder against any liability to the Trust or its shareholders or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence (iv) reckless disregard of the duties involved in the conduct of such indemnitee's position (the conduct referred to in such clauses (i) through (v) being sometimes referred to herein as "disabling conduct"), (2) as to any matter disposed of by settlement or a compromise payment by such indemnitee, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination that such settlement or compromise is in the best interests of the Trust and that such indemnitee appears to have acted in good faith in the reasonable belief that such indemnitee's action was in the best interest of the Trust and did not involve disabling conduct by such indemnitee, and (3) with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee was authorized by a majority of the full Board of Trustees of the Trust. Notwithstanding the foregoing, the Trust shall not be obligated to provide any such indemnification to the extent such provision would waive any right which the Trust cannot lawfully waive. The Trust shall make advance payments out of the assets of the relevant Fund in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation of the indemnitee's good faith belief that the standard of conduct necessary for indemnification has been met and a written undertaking to reimburse the Fund unless it is subsequently determined that such indemnitee is entitled to such indemnification and if the Board of Trustees of the Trust determine that the facts then known to them would not preclude indemnification. In addition, at least one of the following conditions must be met: (A) the indemnitee shall provide a security for the indemnitee's undertaking, (B) the Fund shall be insured against losses arising by reason of any lawful advances, or (C) a majority of the Trustees of the Trust who are neither "interested persons" of the Trust (as defined in the 1940 Act) nor parties to the proceeding ("Disinterested Non-Party Trustees") or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification. All determinations with respect to indemnification hereunder shall be made (1) by a final decision on the merits by a court or other body before whom the proceeding was brought that such indemnitee is not liable by reason of disabling conduct or, (2) in the absence of such decision, by (i) a majority vote of the Disinterested Non-Party Trustees, or (ii) if a majority vote of the Disinterested Non-Party Trustees so directs, independent legal counsel in a written opinion. The rights accruing to any indemnitee under these provisions shall not exclude any other right to which such indemnitee may be lawfully entitled.

     9. Brokerage Transactions. The Trust acknowledges that the Investment Adviser is affiliated with NFA Brokerage Services, Inc., a registered broker-dealer, and expressly authorizes the Investment Adviser to execute transactions through NFA Brokerage Services, Inc., consistent with the Investment Adviser's duty of best execution.

     10. Duration and Termination. This Agreement shall become effective upon the date hereof and shall continue in effect for a period of two years and thereafter from year to year, but


only so long as such continuation is specifically approved at least annually in accordance with the requirements of the 1940 Act. Notwithstanding the foregoing, this Agreement may be terminated as to a Fund at any time, without the payment of any penalty, on 60 days' written notice by the Trust (by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund or by a majority of the Trustees who are not "interested persons" (as defined by the 1940 Act) of the Trust) or by the Investment Adviser. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities" and "assignment" shall have the same meaning of such terms under the 1940 Act.)

     11. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

     12. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by the laws of the Commonwealth of Pennsylvania.

     The names "The Dresher Family of Funds" and "Trustees of The Dresher Family of Funds" refer respectively to the Trust created and the Trustees, as trustees but not individually or personally, acting from time to time under the Declaration of Trust, to which reference is hereby made and a copy of which is on file at the office of the Trust and elsewhere as required by law, and to any and all amendments thereto. The obligations of the "The Dresher Family of Funds" entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, interest holders or representatives of the Trust personally, but bind only the assets of the Trust, and all persons dealing with any series of units of interest of the Trust must look solely to the assets of the Trust belonging to such series for the enforcement of any claims against the Trust.



     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.


                              THE DRESHER FAMILY OF FUNDS


                              By:____________________________________
                                    Name:  Jeffrey C. Brown
                                    Title:    President


                              NATIONAL FINANCIAL ADVISORS, INC.


                              By:____________________________________
                                    Name:  Jeffrey C. Brown
                                    Title:    President




                                    SCHEDULE A


The Dresher Comprehensive Growth Fund

The Dresher Classic Retirement Fund






Dated: ___________________, 1997



                                SCHEDULE B

                            ADVISORY FEE SCHEDULE


Fund                               Fee

The Dresher Comprehensive Growth   1.20% of the Fund's average daily net
                                   assets.*

The Dresher Classic Retirement     1.20% of the Fund's average daily net
Fund                               assets.*




* Until December 31, 1998, the Investment Adviser agrees to reduce its advisory fees to keep total annual Fund operating expenses no greater than .95% (not including 12b-1 and service fee expenses and extraordinary expenses).





Dated:   __________, 1997




                                 Exhibit 6(a)

                           Distribution Agreement


                                    Exhibit


                           DISTRIBUTION AGREEMENT

     This Distribution Agreement (this "Distribution Agreement") is made as of this ___ day of June, 1997, by and between THE DRESHER FAMILY OF FUNDS, a Delaware business trust, (the "Trust") and NFA Brokerage Services, Inc. (the "Distributor").

     WHEREAS, the Trust is an investment company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act");

     WHEREAS, the Distributor is as broker dealer registered with the Securities and Exchange Commission (the "Commission") and a member of the National Association of Securities Dealers, Inc. (the "NASD"); and

     WHEREAS, the Trust desires that the Distributor perform certain services in connection with the distribution of the shares (the "Shares") of each of the series of the Trust denominated as "Funds" as listed on Schedule A hereto (and any other series which may be issued by the Trust (each a "Fund" and collectively, the "Funds")) and the Distributor agrees to perform such services in accordance with the provisions set forth herein.

     NOW, THEREFORE, in consideration of the premises and agreements of the parties herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     13.  Appointment of the Distributor.   Subject to the provisions of
Section 4 hereof, the Trust appoints the Distributor as the exclusive agent for the distribution of the Shares and the Distributor accepts such appointment under the terms and conditions of this Distribution Agreement.

     14. Distribution Fee. As consideration for the Distributor's services hereunder, each Fund will pay an individual distribution fee (the "Distribution Fee") to the Distributor. The Distribution Fee will be an amount equal to .25% per annum of the average daily net asset value (the "Net Asset Value") of such Fund. Such payments shall be accrued daily and paid monthly in arrears.

     15.  Sales and Repurchase of Shares.

          (a) The Distributor, as agent for the Trust, shall have the right to sell Shares to the public, against orders therefor, at a purchase price (the "Purchase Price") equal to the Net Asset Value.

          (b) The Distributor, as agent for the Trust, shall have the right to take all actions which, in the Distributor's sole judgment, are necessary or appropriate to effect the distribution of the Shares.

          (c) For all purposes hereunder, the Net Asset Value of the Shares shall be determined in a manner set forth registration statement on Form N-1A, registration number 333-25073, as filed by the Trust with the Commission on April 14, 1997 (and as amended, the "Registration Statement"). The Distributor shall have no obligation to inquire into, or liability for, the accuracy of the Net Asset Value as so determined.



          (d) The Distributor, as agent for the Trust, shall have the right to enter into dealer agreements ("Dealer Agreements") with underlying funds that sell shares to the Funds and to collect Rule 12b-1 fees or service fees (the "Dealer Fees") pursuant to the distribution plans with respect to such underlying funds. Such Dealer Fees shall be divided between the Distributor and the relevant Fund according to Schedule B attached hereto and incorporated herein.

          (e) Upon receipt of purchase instructions, the Distributor shall forward such instructions to the Trust (or its transfer agent) for registration of the account applications and payments to the Trust (or its transfer agent) for further processing.

          (f) With respect to each sale of Shares, the Trust shall receive the Purchase Price (without any deductions or set-off) as soon as practicable, but in no event later than the tenth business day following the date on which the Distributor shall have received an order for the purchase of the Shares.

          (g) The Distributor, as agent of and for the account of the Trust, may repurchase the Shares at such prices and upon such terms and conditions as are set forth in the Registration Statement.

     16. Sale of Shares by the Trust. During the term of this Distribution Agreement, the Trust agrees that it will not sell any Shares except as set forth in the Registration Statement. Without limiting the foregoing, the Trust reserves the right to issue Shares (i) at any time directly to holders of Shares (the "Shareholders"), to sell shares to the Shareholders (or to such other person which may be approved in writing by the Distributor), for a purchase price not less than the Net Asset Value and (ii) in exchange for all or substantially all of the assets of any corporation or trust or in exchange for the shares of any corporation or trust.

     17. Best Efforts Basis. The Distributor, as agent for the Trust, undertakes to sell the Shares on a best efforts basis only, against orders therefor, and shall not be required to sell any specific number of Shares.

     18.  Compliance with NASD and Securities Laws.

          (a) The Distributor represents and warrants that it is a member of NASD and shall conform to the Rules of Fair Practice of the NASD and the securities laws of any jurisdiction in which it sell any Shares.

          (b) The Distributor, at its own expense, shall qualify as a dealer or broker, or otherwise, under all applicable state or federal laws required in order that Shares may be sold in those states which are mutually agreed upon by the parties.

          (c) In connection with any sale of Shares, the Distributor shall not make, or permit any representative to make, any representations concerning the Shares except those contained in the then current prospectus and statement of additional information covering the Shares and in printed information approved by the Trust as information supplemental to such prospectus and statement of additional information.

     19. Expenses Payable by the Distributor. The Distributor shall be solely responsible for all expenses and other fees ("Expenses") incurred by the Distributor in connection with the distribution of such Fund's Shares, and the provision of its services under the Distribution


Agreement, including the expenses and other fees for any activity which is primarily intended to result in the sale of Shares.. Such Expenses may include, without limitation, (a) compensation to securities brokers and dealers for selling Shares; (b) compensation to securities brokers and dealers, accountants, attorneys, investment advisors, pension actuaries, non-profit entities not advised by the Trust's Investment Manager and service organizations for services rendered by them to their clients in reviewing, explaining or interpreting the Trusts's prospectus and other selling materials;
(c) advertising costs; (d) costs of telephone, mail, or other direct solicitation of prospective investors and of responding to inquiries, as well as the compensation of persons who do the soliciting or respond to inquiries;
(e) preparing and printing prospectuses and other selling materials and the cost of distributing them (including postage); (f) reimbursement of travel, entertainment and like expenditures made by the Board of Trustees of the Trust (the "Trustees") in promoting the Funds and their investment objective and policies; (g) fees of public relations consultants and (h) awards. So long as this Distribution Agreement is in effect, the Distributor shall provide a written report to the Trustees, at least quarterly, of (a) the amounts expended by the Distributor pursuant to this paragraph and
(b) the purpose of each such expenditure.

     20. Indemnification of the Trust. The Distributor agrees to indemnify, defend and hold harmless the Trust, and each person who has been, is, or may hereafter be a Trustee, officer, employee, shareholder or control person of the Trust, against any loss, damage or expense (including the costs of investigation) reasonably incurred by any of them in connection with any claim or in connection with any action, suit or proceeding to which any of them may be a party, which arises out of or is alleged to arise out of or is based upon any untrue statement or alleged untrue statement of a material fact, or the omission or alleged omission to state a material fact necessary to make the statements not misleading, on the part of the Distributor or any agent or employee of the Distributor or any other person for whose acts the Distributor is responsible, unless such statement or omission was made in reliance upon written information furnished by the Trust.

     21. Indemnification of the Distributor. The Distributor, its directors, officers, employees, shareholders and con\trol persons shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of any such persons in the performance of the Distributor's duties or from the reckless disregard by any of such persons of the Distributor's obligations and duties under this Distribution Agreement. The Trust will advance attorney's fees and other expenses incurred by any such person, upon (a) a determination of the Trustees who are not "interested persons" (as defined in the Investment Company Act) of the Trust (the "Disinterested Trustees") that the facts then known to them would not preclude indemnification and (b) the undertaking by or on behalf of such person to repay the advance if it is ultimately determined that such person is not entitled to indemnification.

     22.  Termination and Amendment of this Distribution Agreement.

          (a) This Distribution Agreement is terminable with respect to any Fund, without penalty, at any time by the Trust (which termination may be by a vote of a majority of the Disinterested Trustees or by vote of the holders of a majority of the outstanding Shares of such Fund) or by the Distributor upon notice to the other party hereto. This Distribution Agreement will also terminate automatically in the event of its assignment (as defined in the Investment Company Act) or in the event the Distributor is expelled from the NASD.

          (b) This Distribution Agreement may be amended only if such amendment is approved (i) by action of the Board of Trustees of the Trust or by the affirmative vote of a majority


of the outstanding shares and (ii) by a majority of the Disinterested Trustees, by vote cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding anything contained herein, the Trust may terminate, suspend or withdraw the offering of Shares at any time, in its sole discretion, it deems such action to be desirable or appropriate.

     23. Effective Period of the Distribution Agreement. With respect to each Fund, this Distribution Agreement shall be effective upon execution and shall remain in full force and effect for a period of one year (unless terminated earlier as set forth in Section 10), and from year to year thereafter, subject to annual approval (i) by the Distributor, (ii) by action of the Trustees or by the affirmative vote of the holders of a majority of the outstanding Shares of such Fund, and (iii) by a majority of the Disinterested Trustees, by vote cast in person at a meeting called for the purpose of voting on such approval.

     24. Limitation on Liability. The term Trustees means and refers to the Trustees from time to time serving under the Trust's Trust Instrument (the "Declaration of Trust") as the same may subsequently thereto have been, or subsequently hereto be, amended. It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the Trustees, Shareholders, nominees, officers agents or employees of the Trust, personally, but bind only the trust property of the Trust, as provided in the Declaration of Trust. The execution and delivery of this Distribution Agreement has been authorized by the Trustees and signed by the officers of the Trust, acting as such, and neither such authorization by such Trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust as provided in its Declaration of Trust.

     25. New Series. The terms and provisions of this Distribution Agreement shall become automatically applicable to any additional series of the Trust established during the initial or any renewal term of this Distribution Agreement.

     26. Successor Investment Company. Unless this Distribution Agreement has been terminated in accordance with Paragraph 10, the terms and provisions of this Agreement shall become automatically applicable to any investment company which is a successor to the Trust as a result of a reorganization, recapitalization or change of domicile.

     27. Severability. In the event any provision of this Distribution Agreement is determined to be void or unenforceable, such determination shall not affect the remainder of this Distribution Agreement, which shall continue to be in force.

     28.  Interpretation.

          (a) This Distribution Agreement shall be governed by the laws of the Commonwealth of Pennsylvania.

          (b) Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act shall be resolved by reference to such term or provision of the Investment Company Act and to interpretation thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the Investment Company Act. In addition, where the effect of a requirement of the Investment Company Act, reflected in any provision of this Distribution Agreement is revised by rule, regulation or order


of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

     29. Notices. Any notices under this Distribution Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust and of the Distributor for this purpose shall be 715 Twining Road, Suite 202, Dresher, Pa. 19025.



     IN WITNESS WHEREOF, the Trust and the Distributor have each caused this Distribution Agreement to be signed in duplicate on its behalf, all as of the day and year first above written.

ATTEST:                            THE DRESHER FAMILY OF FUNDS


________________________________        By: ________________________________
                                        Name:
                                        Its:


ATTEST:                            NFA BROKERAGE SERVICES, INC.


________________________________        By: ________________________________
                                        Name:
                                        Its:



                                 SCHEDULE A

                    The Dresher Comprehensive Growth Fund

                     The Dresher Classic Retirement Fund


















Dated: ___________, 1997




                                 SCHEDULE B

The Distributor will, out of any Rule 12b-1 or service fees it receives from underlying funds imposing such fees, reimburse the relevant Fund in accordance with the following schedule:


     Gross Annual                                   Percentage to
      Rule 12b-1/Service Fee                         Distributor/Relevant Fund

      Less than $150,000                                90/10

      $150,000 - $199,999                               80/20

      $200,000 - $249,999                               70/30

      $250,000 - $299,999                               60/40

      $300,000 - $349,999                               50/50

      $350,000 - $399,999                               40/60

      $400,000 - $449,999                               35/65

      Above $450,000                                    30/70


Reimbursement will be made by the Distributor to a Fund in proportion to the Fund's share of Rule 12b-1 or service fee income from an underlying fund. Within 90 days of the end of each calendar year, any amounts to be reimbursed to a Fund will be reimbursed to such Fund in accordance with the foregoing schedule.


                               Exhibit (6)(b)

                              Dealer Agreement


                                    Exhibit


                              DEALER AGREEMENT

Gentlemen:

     We wish to enter into this Dealer Agreement (this "Agreement") with you concerning the provision of distribution services in connection with the ("Shares") of each series denominated as "Funds" (each a "Fund" and collectively the "Funds") offered by The Dresher Family of Funds (the "Trust"), of which we are the principal underwriter as defined in the Investment Company Act of 1940 (the "Act") and the exclusive agent for the continuous distribution of said Shares.

     The terms and conditions of this Agreement are as follows:

     Section 1. You agree to provide reasonable assistance in connection with the distribution of Shares to your Clients as requested from time to time by us, which assistance may include, without limitation, forwarding sales literature and advertising provided by us for Clients, and such other similar services as we may reasonably request to the extent you are permitted to do so under applicable statutes, rules and regulations.

     Section 2. You will provide such office space and equipment, telephone facilities and personnel (which may be any part of the space, equipment and facilities currently used in your business, or any personnel employed by you) as may be reasonably necessary or beneficial in order to provide the aforementioned services and assistance to Clients.

     Section 3. Neither you nor any of your officers, employees or agents are authorized to make any representations concerning us or the Shares except those contained in the Trust's prospectus and statement of additional information, copies of which will be supplied by us to you, or in such supplemental literature or advertising as may be authorized by us in writing.

     Section 4. For all purposes of this Agreement you will be deemed to be an independent contractor, and will have no authority to act as agent for us or the Trust in any matter or in any respect. By your written acceptance of this Agreement, you agree to and do release, indemnify, defend and hold harmless us and the Trust from and against any and all direct or indirect liabilities or losses resulting from requests, directions, actions or inactions of or by you or your officers, employees or agents regarding your responsibilities hereunder or the purchase, redemption, transfer of registration of Shares (or orders relating to the same) by or on behalf of Clients. You and your employees will, upon request, be available during normal business hours to consult with us or our designees concerning the performance of your responsibilities under this Agreement.

     Section 5. In consideration of the services and facilities provided by you hereunder, we will pay to you, and you will accept as full payment therefor, a fee at the annual rate of __% of the average daily net asset value of the Shares beneficially owned by your Clients for whom you are the dealer of record or holder of record (the "Clients' Shares"), which fee will be computed daily and payable monthly in arrears. For purposes of determining the fees payable under this Section 5, the average daily net asset value of the Clients' Shares will be computed in the manner specified in the Trust's Registration Statement (as the same is in effect from time to time) in connection with the computation of the net asset value of the particular Shares involved for purposes of purchases and redemptions. The fee rate stated above may be prospectively increased or decreased by us, in our sole discretion, at any time upon notice to you. Further, we may, in our discretion and without notice, suspend or withdraw the sale of Shares, including the sale of Shares for the account of any Client or Clients.




     Section 6. Any person authorized to direct the disposition of monies paid or payable by us pursuant to this Agreement will provide to us and the Trust, and the Trust's Board of Trustees will review, at least quarterly, a written report of the amounts so expended and the purposes of which such expenditures were made. In addition, you will furnish us or our designees with such information as we or they may reasonably request (including, without limitation, periodic certifications confirming the provision to Clients of the services described herein), and will otherwise cooperate with us and our designees (including, without limitation, any auditors designated by us), in connection with the preparation of reports to the Trust's Board of Trustees concerning this Agreement and the monies paid or payable by us pursuant hereto, as well as any other reports or filings that may be required by law.

     Section 7. We may enter into other similar Agreements with any other person or persons without your consent.

     Section 8. By your written acceptance of this Agreement, you represent, warrant and agree that this Agreement has been entered into pursuant to Rule 12b-1 under the Act, and is subject to the provisions of said Rule, as well as any other applicable rules or regulations promulgated by the Securities and Exchange Commission.

     Section 9. This Agreement will become effective on the date a fully executed copy of this Agreement is received by us or our designee. Unless sooner terminated, this Agreement will continue until ____________, 1998 and thereafter will continue automatically for successive annual periods provided such continuance is specifically approved at least annually by the Trust in the manner described in Section 12. This Agreement is terminable with respect to any series of Shares, without penalty, at any time by the Trust (which termination may be by a vote of a majority of the Disinterested Directors, as defined in Section 12, or by vote of the holders of a majority of the outstanding Shares of such series) or by us or you upon notice to the other party hereto. This Agreement will also terminate automatically in the event of its assignment (as defined in the Act).

     Section 10. All notices and other communications to either you or us will be duly given if mailed, telegraphed, telexed or transmitted by similar telecommunications device to the appropriate address stated herein, or to such other address as either party shall so provide the other.

     Section 11. This Agreement will be construed in accordance with the laws of the Commonwealth of Pennsylvania.

     Section 12.    This Agreement has been approved by vote of a majority of
(i) the Trust's Board of Trustees and (ii) those Trustees of the Trust who are not "interested persons" (as defined in the Act) of the Trust and have no direct or indirect financial interest in the operation of the Distribution Plan adopted by the Trust regarding the provision of distribution services in connection with the Shares or in any agreement related thereto cast in person at a meeting called for the purpose of voting on such approval. (the "Disinterested Directors").

     Section 13. You represent and warrant that you are a member of the NASD and, with respect to any sales of Shares in the United States, you agree to abide by all of the rules and regulations of the NASD, including, without limitation, its Rules of Fair Practice. You agree to comply with all applicable federal and state laws, rules and regulations. We agree to inform you, upon your requested, as to the states in which we believe the Shares of the respective Funds have been qualified for sale under, or are exempt from the requirements of, the respective securities laws of such states, but we shall have no obligation or responsibility to make Shares of any Funds



available for sale to your customers in any jurisdiction or with respect to the registration or qualification of the Shares of any Fund in any jurisdiction or the right of any person to sell or advertise them therein.
You agree to notify us immediately in the event of your explusion or suspension from the NASD. Your expulsion from the NASD will automatically terminate this Agreement immediately without notice. Your suspension from the NASD will terminate this Agreement effective immediately upon our written notice of termination to you.


     If you agree to be legally bound by the provisions of this Agreement, please sign a copy of this letter where indicated below and promptly return it to us, at the following address: 715 Twining Road, Suite 218, Dresher, Pennsylvania 19025.


                                      Very truly,



                                      NFA BROKERAGE SERVICES, INC.


                                      By:  ______________________________

Date:     ______________________             (Authorized Officer)


                                      Accepted and Agreed to:
                                      [Distribution Organization]


                                      By:  ______________________________
                                            (Authorized Officer)
Date:     ______________________


Address of Distribution Organization         ______________________________
                                             ______________________________
                                             ______________________________




                                  Exhibit 8

                              Custody Agreement


                                    Exhibit


                              CUSTODY AGREEMENT


     This agreement ("Agreement") is entered into as of the ____ day of _____________, 1997, by and among The Dresher Family of Funds (the "Trust"), a business trust organized under the laws of Delaware and having its office at 715 Twining Road, Suite 202, Dresher, Pennsylvania 19025, on behalf of the series of shares of the Trust denominated as "Funds" and listed in Schedule
A hereto, and any other series which may become subject to this Agreement pursuant to Article IX hereof, (each, a "Fund," and collectively, the "Funds") National Financial Advisors, Inc. ("NFA"), a Pennsylvania corporation having its office at the same address as the Trust, and Firstrust Savings Bank (the "Custodian"), a savings bank organized under the laws of the Pennsylvania and having its principal office at 1931 Cottman Avenue, Philadelphia, Pennsylvania 19111.

     WHEREAS, the Trust and the Custodian desire to enter into this Agreement to provide for the custody and safekeeping of the assets of the Trust as required by the Investment Company Act of 1940, as amended (the "Act").

     WHEREAS, NFA is registered as an investment adviser under the Act and provides advisory services to the Trust pursuant to an Investment Advisory Agreement.

     WHEREAS, under the Investment Advisory Agreement, NFA is responsible for retaining and compensating agents to provide non-advisory services to the Trust.

     WHEREAS, NFA hereby appoints the Custodian as custodian of all the Fund's Securities and moneys at any time owned by any of the Funds during the term of this Agreement (the "Fund Assets").

     WHEREAS, the Custodian hereby accepts such appointment as Custodian and agrees to perform the duties as hereinafter set forth.

     THEREFORE, in consideration of the mutual promises hereinafter set forth, the parties agree as follows:

                                 ARTICLE 1.
                                 DEFINITIONS

     The following words and phrases, when used in this Agreement, unless the context otherwise requires, shall have the following meanings:

     "Authorized Person" - the President, Secretary or Treasurer of the Trust, or any other person, whether or not any such person is an officer of employee of the Trust, duly authorized by the Board of Trustees of the Trust to give Oral Instructions and Written Instructions on behalf of the Trust, and listed in the certificate annexed hereby as Schedule B, or such other certificate as may be received by the Custodian from time to time.

     "Book-Entry System" - The Federal Reserve Bank book-entry system for United States Treasury securities and federal agency securities.

     "Dividend and Transfer Agent" - the dividend and transfer agent appointed from time to time pursuant to a written agreement between the dividend and transfer agent and the Trust, initially


                                    Custody


being National Shareholder Services, Inc., a Pennsylvania corporation with an address at 715 Twining Road, Suite 202, Dresher, Pennsylvania 19025.

     "Fund Agent" - the transfer agent for a mutual fund whose shares are purchased by any of the Funds.

     "Money Market Security" - debt obligations issued or guaranteed as to principal and/or interest by the government of the United States or agencies or instrumentalities thereof, commercial paper, obligations (including certificates of deposit, bankers' acceptances, repurchase agreements and reverse repurchase agreements with respect to the same), and time deposits of deposit banks and thrift institutions whose deposits are insured by the Federal Deposit Insurance Corporation, and other short-term obligations where the purchase and sale of such securities normally require settlement in federal funds or their equivalent on the same day as such purchase and sale, all of which mature in not more than 13 months.

     "Mutual Fund Shares" - shares of a mutual fund owned by any of the Funds.

     "Officers" - the President, Secretary and Treasurer of the Trust listed in the certificate annexed hereto as Schedule B, or such other certificate as may be received by the Custodian from time to time.

     "Oral Instructions" - verbal instructions received by the Custodian from an Authorized Person (or from a person that the Custodian reasonably believes in good faith to be an Authorized Person) and confirmed by Written Instructions in such manner that such Written Instructions are received by the Custodian on the same business day on which Oral Instructions were given.

     "Prospectus" - the Trust's then currently effective prospectus and Statement of Additional Information, as filed with and declared effective from time to time by the Securities and Exchange Commission.

     "Security or Securities" - Money Market Securities, Mutual Fund Shares or other securities.

     "Written Instructions" - communication received in writing by the Custodian from an Authorized Person.

                                 ARTICLE 2.
             DOCUMENTS AND NOTICES TO BE FURNISHED BY THE TRUST

     The following documents, including any amendments thereto, will be provided contemporaneously with the execution of the Agreement, to the Custodian by the Trust:

          (a) A copy of the Trust Instrument of the Trust certified by the Secretary.

          (b)  A copy of the Bylaws of the Trust certified by the Secretary.

          (c) A copy of the resolutions of the Board of Trustees of the Trust appointing the Custodian, certified by the Secretary.

          (d)  A copy of the then current Prospectus.


          (e) A Certificate of the President and Secretary of the Trust setting forth the names and signatures of the officers of the Trust.

                                 ARTICLE 3.
                           RECEIPT OF FUND ASSETS

     1. During the term of this Agreement, the Trust will deliver or cause to be delivered to the Custodian all moneys constituting Fund Assets. The Custodian shall not be entitled to reverse any deposits made on the Trust's behalf where such deposits have been entered and moneys are not finally collected within 30 days of the making of such entry.

     2. During the term of this Agreement, the Trust will deliver or cause to be delivered to the Custodian all Securities constituting Fund Assets, except Securities which are maintained pursuant to Section G of Article V in an account with a Fund Agent. The Custodian will not have any duties or responsibilities with respect to such Securities until actually received by the Custodian.

     3. As and when received, the Custodian shall deposit to the account(s) of the relevant Fund any and all payments for shares of such Fund issued or sold from time to time as they are received from the Trust's distributor or Dividend and Transfer Agent or from the Trust itself.

                                 ARTICLE 4.
                         DISBURSEMENT OF FUND ASSETS

     1. The Trust shall furnish to the Custodian a copy of the resolutions of the Board of Trustees of the Trust, certified by the Trust's Secretary, either (i) setting forth the date of the declaration of any dividend or distribution in respect of shares of the Funds, the date of payment thereof, the record date as of which the relevant Fund's shareholders entitled to payment shall be determined, the amount payable per share to the relevant Fund's shareholders of record as that date, and the total amount to be paid by the Dividend and Transfer Agent on the payment date, OR (ii) authorizing the declaration of dividends and distributions in respect of shares of the Funds on a daily basis and authorizing the Custodian to rely on a certificate setting forth the date of the declaration of any such dividend or distribution, the date of payment thereof, the record date as of which the relevant Fund's shareholders entitled to payment shall be determined, the amount payable per share to the relevant Fund's shareholders of record as of that date, and the total amount to be paid by the Dividend and Transfer Agent on the payment date. On the payment date specified in such resolutions or certificate described above, the Custodian shall segregate such amounts from moneys held for the account of the relevant Fund so that they are available for such payment.

     2. Upon receipt of Written Instructions so directing it, the Custodian shall segregate amounts necessary for the payment of redemption proceeds to be made by the Dividend and Transfer Agent from moneys held for the account of the relevant Fund so that they are available for such payment.

     3. Upon receipt of a certificate directing payment and setting forth the name and address of the person to whom such payment is to be made, the amount of such payment, and the purpose for which payment is to be made, the Custodian shall disburse amounts as and when directed from the Fund Assets. So long as and to the extent it exercises reasonable care, the Custodian is authorized to rely on such directions reasonably believed by it to be genuine and signed by the proper party and shall be under no obligation to inquire as to the propriety of such directions.




                                 ARTICLE 5.
                           CUSTODY OF FUND ASSETS

     1. The Custodian shall open and maintain a separate bank account or accounts in the United States in the name of each of the Funds, subject only to draft or order by the Custodian acting pursuant to the terms of this Agreement, and shall hold all cash received by it from or for the account of each of the Funds, other than cash maintained by the Trust or the Funds in a bank account established and used by the Trust or the Funds in accordance with
Rule 17f-3 under the Act.   Such moneys shall be deposited by the Custodian
in its capacity as such, and shall be withdrawable by the Custodian only in such capacity.

     2. The Custodian shall hold all Securities delivered to it in safekeeping in a separate account or accounts maintained for the benefit of each of the Funds.

     3. All Securities held which are issued or issuable only in bearer form shall be held by the Custodian in that form; all other Securities held for any of the Funds shall be registered in the name of the appropriate Fund or its nominee or the Custodian as the custodian of such Fund. The Trust agrees to furnish to the Custodian appropriate instruments to enable the Custodian to hold, or deliver in proper form for transfer, any Securities that it may hold for the account of any of the Funds and which may, from time to time, be registered in the name of the Trust.

     4. With respect to all Securities held for the Funds, the Custodian shall on a timely basis:

          (a) Collect all income due and payable with respect to such Securities; and

          (b) Execute, as agent, any necessary declarations or certificates of ownership under the federal income tax laws or the laws of regulations of any other taxing authority now or hereafter in effect.

     E. The Custodian shall promptly deliver to the Trust all written information received by the Custodian from issuers of the Securities held by the Funds.

     F. Mutual Fund Shares shall be deposited and/or maintained with a Fund Agent acting as transfer agent for such fund. Each such Fund Agent shall be deemed to be a "depository" for purposes of Rule 17f-4 of the Act. The Custodian shall deposit and/or maintain such Securities with a Fund Agent, subject to the following provisions:

          1. The Custodian may keep Mutual Fund Shares with a Fund Agent, provided that such Securities are represented in an account with the Fund Agent, in the name of the appropriate Fund or its nominee or the Custodian as custodian of such Fund, in which the Custodian shall not deposit any assets of the Custodian other than assets held on behalf of such Fund;

          2. The records of the Custodian with respect to Mutual Fund Shares which are maintained with a Fund Agent shall identify by book-entry those Securities which the Trust or NFA identifies to the Custodian as belonging to the Funds;



          3. Copies of all advices from a Fund Agent of transfers of Mutual Fund Shares for the account of the any of the Funds shall identify the appropriate Fund, be maintained for such Fund by the Custodian and be provided to the Trust at its request. Upon request, the Custodian shall furnish the Trust confirmation of each transfer to or from the account of any of the Funds in the form of a written advice or notice and shall furnish to the Trust copies of daily transaction sheets reflecting each day's transactions with each Fund Agent for the account of any of the Funds; and

          4. The Custodian shall not be liable to the Trust for any loss or damage to the Trust resulting from the maintenance of Mutual Fund Shares with a Fund Agent except for losses resulting directly from the negligence, misfeasance or misconduct of the Custodian or any of its agents or of any of its or their employees.

                                 ARTICLE 6.
                       PURCHASE AND SALE OF SECURITIES

     1. Promptly after each purchase of Securities by a Fund, the Trust shall deliver to the Custodian (i) with respect to each purchase of Securities which are not Money Market Securities, Written Instructions, and (ii) with respect to each purchase of Money Market Securities, Written Instructions or Oral Instructions, specifying with respect to each such purchase the:

          (a)  Name of the issuer and the title of the Securities;

          (b)  Principal amount purchased and accrued interest, if any;

          (c)  Date of purchase and settlement;

          (d)  Purchase price per unit;

          (e)  Total amount payable; and

          (f) Name of the person from whom, or the broker through which, the purchase was made.

The Custodian shall, against receipt of Securities purchased by or for a Fund, pay out of the appropriate Fund Assets the total amount payable to the person from whom or the broker through which the purchase was made, provided that the same conforms to the total amount payable as set forth in such Written Instructions or Oral Instructions, as the case may be.

     B. Promptly after each sale of Securities by any of the Funds, the Trust shall deliver to the Custodian (i) with respect to each sale of Securities which are not Money Market Securities, Written Instructions, and
(ii) with respect to each sale of Money Market Securities, Written Instructions or Oral Instructions, specifying with respect to each such sale the:

          1.   Name of the issuer and the title of the Securities;

          2.   Principal amount sold and accrued interest, if any;


          3.   Date of sale and settlement;

          4.   Sale price per unit;

          5.   Total amount receivable; and

          6. Name of the person whom, or the broker through which, the sale was made.

The Custodian shall deliver the Securities against receipt of the total amount receivable, provided that the same conforms to the total amount receivable as set forth in such Written Instructions or Oral Instructions, as the case may be.

     C. On contractual settlement date, the account of the appropriate Fund will be charged for all purchased Securities settling on that day, regardless of whether or not delivery is made. Likewise, on contractual settlement date, proceeds from the sale of Securities settling that day will be credited to the account of the appropriate Fund, irrespective of delivery.

     D. Purchases and sales of Securities effected by the Custodian will be made on a delivery versus payment basis. The Custodian may, in its sole discretion, upon receipt of a certificate, elect to settle a purchase or sale transaction in some other manner, but only upon receipt of acceptable indemnification from the Trust.

     E. Except as otherwise may be agreed upon by the parties hereto, the Custodian shall not be required to comply with any Written Instructions to settle the purchase of any Securities on behalf of any of the Funds unless there is sufficient cash in such Fund's account(s) at the time or to settle the sale of any Securities from an account(s) unless such Securities are in deliverable form.


                                 ARTICLE 7.
                          CONCERNING THE CUSTODIAN

     1. Except as otherwise provided herein, the Custodian shall not be liable for any loss or damage resulting from its action or omission to act or otherwise, except for any such loss or damage arising out of its own negligence, willful misfeasance or bad faith. The Trust shall defend, indemnify and hold harmless the Custodian, its directors, officers, employees and agents, with respect to any loss, claim, liability or cost (including reasonable attorneys' fees) arising, or alleged to arise from or relating to the Trust's duties hereunder or any other action or inaction of the Trust or its Trustees, officers, employees or agents, except such as may arise from the negligent action, omission, willful misfeasance, bad faith or breach of this Agreement by the Custodian. The Custodian may, with respect to questions of law, apply for and obtain the advice and opinion of counsel, and shall be fully protected with respect to anything done or omitted by it in good faith in conformity with the advice or opinion of counsel. The provisions under this paragraph shall survive the termination of this Agreement.

     2. Without limiting the generality of the foregoing, the Custodian, acting in the capacity of Custodian hereunder, shall be under no obligation to inquire into, and shall not be liable for:



          (a) The validity of the issue of any Securities purchased by or for the account of any of the Funds, the legality of the purchase thereof, or the proprietary of the amount paid therefor;

          (b) The legality of the sale of any Securities by or for the account of any of the Funds, or the proprietary of the amount for which the same are sold;

          (c) The legality of the issue or sale of any shares of the Trust, or the sufficiency of the amount to be received therefor;

          (d) The legality of the redemption of any shares of the Trust, or the proprietary of the amount to be paid therefor; or

          (e) The legality of the declaration or payment of any dividend by the Trust in respect of shares of the Trust.

     C. The Custodian shall not be under any duty or obligation to take action to effect collection of any amount due to the Trust from any Dividend and Transfer Agent nor to take any action to effect payment or distribution by any Dividend and Transfer Agent of any amount paid by the Custodian to any Dividend and Transfer Agent in accordance with this Agreement.

     D. The Custodian shall not be under any duty or obligation to ascertain whether any Securities at any time delivered to or held by it for the account of any of the Funds are such as properly may be held by the Trust under the provisions of the Trust's Trust Instrument and Bylaws.


     E. The Custodian shall treat all records and other information relating to the Trust and the Fund Assets as confidential and shall not disclose any such records or information to any other person unless (i) the Trust shall have consented thereto in writing or (ii) such disclosure is required by law.

     F. The Custodian shall be entitled to rely upon any Oral Instructions and any Written Instructions. The Trust agrees to forward to the Custodian Written Instructions confirming Oral Instructions in such a manner so that such Written Instructions are received by the Custodian, whether by hand delivery, facsimile or otherwise, on the same business day on which such Oral Instructions were given. The Trust agrees that the failure of the Custodian to receive such confirming instructions shall in no way affect the validity of the transactions or enforceability of the transactions hereby authorized by the Trust. So long as and to the extent the Custodian exercises reasonable care, the Trust agrees that the Custodian shall incur no liability to the Trust for acting upon Oral Instructions given to the Custodian hereunder concerning such transactions.

     G. The Custodian will (i) set up and maintain proper books of account and complete records of all transactions in the accounts maintain by the Custodian hereunder in such manner as will meet the obligations of the Trust under the Act, with particular attention to Section 31 thereof and Rules 31a-1 and 31a-2 thereunder, and (ii) preserve for the periods prescribed by applicable federal statute or regulation all records required to be so preserved. All such books and records shall be the property of the Trust, and shall be open to inspection and audit at reasonable times and with prior notice by Officers and auditors employed by the Trust.


     H. The Custodian shall provide to the Trust, at such times as the Trust may reasonably require, with reports by independent public accountants on the accounting system, internal accounting control and procedures for safeguarding securities relating to the services provided by the Custodian under this Agreement. Such reports shall be of sufficient scope and in sufficient detail as may be required by the Trust to provide reasonable assurance that any material inadequacies would be disclosed by such examination and, if there are no such inadequacies, the reports shall so state.

     I. The Custodian performs only the services of a custodian and shall have no responsibility for the management, investment or reinvestment of the Securities from time to time owned by the Trust. The Custodian is not a selling agent for shares of the Trust and performance of its duties as custodian shall not be deemed to be a recommendation to the Trust's depositors or others of shares of the Trust as an investment.

     J. The Custodian shall take all reasonable action that the Trust may from time to time request to assist the Trust in obtaining favorable opinions from the Trust's independent accountants, with respect to the Custodian's activities hereunder, in connection with the preparation of the Trust's Form N-1A, Form N-SAR, or other reports to and filings with the Securities and Exchange Commission.

                                 ARTICLE 8.
                                 TERMINATION

     1. The Trust, NFA or the Custodian may terminate this Agreement for any reason by giving to the other parties a notice in writing specifying the date of such Termination, which shall be not less than 120 days after the date of giving of such notice. If such notice is given by the Trust or NFA, it shall be accompanied by a copy of a resolution of the Board of Trustees of the Trust, certified by the Secretary of the Trust, electing to terminate this Agreement and designating a successor custodian or custodians. If such notice is given by the Custodian, the Trust shall, on or before the termination date, deliver to the Custodian a copy of a resolution of the Board of Trustees of the Trust, certified by the Secretary, designating a successor custodian or custodians to act on behalf of the Trust. In the absence of such designation by the Trust, the Custodian may designate a successor custodian which shall be a bank or trust company meeting the requirements of applicable law relating to custodians of investment companies registered under the Act. Upon the date set forth in such notice, this Agreement shall terminate and the Custodian, provided that it has received a notice of acceptance by the successor custodian, shall deliver on that date, directly to the successor custodian, all Securities and moneys then owned by the Trust and held by it as Custodian.

     2. If a successor custodian is not designated by the Trust, or by the Custodian in accordance with the preceding paragraph, or the designated successor cannot or will not serve, the Trust shall, upon the delivery by the Custodian to the Trust of all Securities (other than Securities held in the Book-Entry System which cannot be delivered to the Trust) and moneys then owned by the Trust, be deemed to be the custodian for the Trust, and the Custodian shall thereby be relieved of all duties and responsibilities pursuant to this Agreement, other than the duty with respect to Securities held in the Book-Entry System, which cannot be delivered to the Trust, which shall be held by the Custodian in accordance with this Agreement.


                                 ARTICLE 9.
                              ADDITIONAL FUNDS

     In the event that the Trust establishes one or more series of shares in addition to the Funds listed on Schedule A hereto with respect to which it desires to have the Custodian render services as custodian under the terms hereof, it shall so notify the Custodian in writing, and if the Custodian agrees in writing to provide such services, such Fund(s) shall become a part of the Trust hereunder.

                                 ARTICLE 10.
                                MISCELLANEOUS

     1. Schedule B sets forth the names and the signatures of all Authorized Persons, as certified by the Secretary of the Trust. The Trust agrees to furnish to the Custodian a new Schedule B, in form similar to the attached Schedule B, if any present Authorized Person ceases to be an Authorized Person or if any other or additional Authorized Persons are elected or appointed. Until such new Schedule B shall be received, the Custodian shall be fully protected in acting under the provisions of this Agreement upon Oral Instructions or signatures of the then current Authorized Persons as set forth in the last delivered Schedule B.

     2. No recourse under any obligation of this Agreement or for any claim based thereon shall be had against any organizer, shareholder, Officer, Trustee, past, present or future as such, of the Trust or of any predecessor or successor, either directly or through the Trust or any such predecessor or successor, whether by virtue of any constitution, statute or rule of law or equity, or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that this Agreement and the obligations thereunder are enforceable solely against the Trust, and that no such personal liability whatever shall attach to, or is or shall be incurred by, the organizers, shareholders, Officers, Trustees of the Trust or of any predecessor or successor, or any of them as such. To the extent that any such liability exists, it is hereby expressly waived and released by the Custodian as a condition of, and as a consideration for, the execution of this Agreement.

     3. The obligations set forth in this Agreement as having been made by the Trust have been made by the Board of Trustees, acting as such Trustees for and on behalf of the Trust, pursuant to the authority vested in them under the laws of the State of Delaware, the Trust Instrument and the Bylaws of the Trust. This Agreement has been executed by Officers of the Trust as officers, and not individually, and the obligations contained herein are not binding upon any of the Trustees, Officers, agents or holders of shares, personally, but bind only the Trust.

     4. Any notice or other instrument in writing, authorized or required by this Agreement to be given to the Custodian, shall be sufficiently given when delivered to the Custodian in hand or by confirmed telecopy or on the second business day following the time such notice is deposited in the U.S. Mail, postage prepaid, and addressed to the Custodian at the address set forth in the preamble hereto, or at such other place as the Custodian may from time to time designate in writing.

     5. Any notice or other instrument in writing, authorized or required by this Agreement to be given to the Trust or NFA, shall be sufficiently given when delivered in hand or confirmed telecopy to the Trust or on the second business day following the time such notice is deposited in the U.S. mail, postage prepaid, and addressed to the Trust or NFA, as appropriate, at the address set forth in the preamble hereto or at such other place as the Trust or NFA, as appropriate, may from time to time designate in writing.



     6. This Agreement, with the exception of the Schedules, may not be amended or modified in any manner except by a written agreement executed by both parties with the same formality as this Agreement, and authorized and approved by a resolution of the Board of Trustees of the Trust.

     7. This Agreement shall extend to and shall be binding upon the parties hereto, and their respective successors and assigns; provided, however, that this Agreement shall not be assignable by the Trust or by the Custodian, and no attempted assignment by the Trust or the Custodian shall be effective without the written consent of the other party hereto.

     8. This Agreement shall be construed in accordance with the laws of the Commonwealth of Pennsylvania.

     9. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.


     IN WITNESS WHEREOF, the parties hereto have caused this Custodian Agreement to be executed by their respective officers, thereunto duly authorized as of the date and year first above written.


ATTEST:                       THE DRESHER FAMILY OF FUNDS


__________________________    By:___________________________________
                                    Name:  Jeffrey C. Brown
                                    Title:    President


ATTEST:                       NATIONAL FINANCIAL ADVISORS, INC.


__________________________    By:___________________________________
                                    Name:  Jeffrey C. Brown
                                    Title:    President


ATTEST:                       FIRSTRUST SAVINGS BANK


__________________________    By:___________________________________
                                    Name:
                                    Title:


                                    SCHEDULE A

                    The Dresher Comprehensive Growth Fund

                     The Dresher Classic Retirement Fund



                                 SCHEDULE B

Trust:                        Authorized Persons       Specimen Signatures

President                Jeffrey C. Brown

Secretary                Larissa N. Patrylak

Treasurer                Stephen Patrylak

Investment Manager:

President                Jeffrey C. Brown

Vice President           Stephen Patrylak
                         Daniel Nyschit

Secretary/Treasurer      Larissa N. Patrylak


Transfer Agent:

President                Jeffrey C. Brown

Vice President           Stephen Patrylak
                         Daniel Nyschit

Secretary/Treasurer      Larissa N. Patrylak




                                  Exhibit 9

          Administration, Accounting and Transfer Agency Agreement

                                    Exhibit


          ADMINISTRATION, ACCOUNTING AND TRANSFER AGENCY AGREEMENT




     AGREEMENT (this "Agreement") dated as of ___________, 1997 by and between The Dresher Family of Funds (the "Trust"), a Delaware business trust, on behalf of the series of shares of the Trust denominated as "Funds" and listed on Schedule A hereto (and any other series which may be issued by the Trust (each, a "Fund," and collectively, the "Funds")), National Financial Advisors, Inc. ("NFA"), a Pennsylvania corporation, and National Shareholder Services, Inc. ("NSS"), an Pennsylvania corporation.

     WHEREAS, the Trust has been organized to operate as an open-end investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, NFA is registered as an investment adviser under the Investment Advisers Act of 1940 and provides advisory services to the Trust pursuant to an Investment Advisory Agreement;

     WHEREAS, under the Investment Advisory Agreement NFA is responsible for retaining and compensating agents to provide non-advisory services to the Trust; and

     WHEREAS, NFA desires to appoint NSS to serve as the Trust's administrative agent, accounting and pricing agent and transfer agent, dividend disbursing agent, shareholder service agent, plan agent and shareholder purchase and redemption agent, and NSS is willing to act in such capacities upon the terms and conditions herein set forth;

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto, intending to be legally bound, hereby agree as follows:

     1.   Appointment

          NSS is hereby appointed to provide the Trust with those services described in this Agreement, and NSS accepts such appointment and agrees to provide such services under the terms and conditions set forth herein.

     2.   Documentation

          The Trust will furnish from time to time the following documents:

          (a) Each resolution of the Board of Trustees of the Trust authorizing the original issue of its shares;

          (b) Each Registration Statement filed with the Securities and Exchange Commission (the "SEC") and amendments thereof;

          (c) A certified copy of each amendment to the Trust Instrument and the Bylaws of the Trust;

          (d) Certified copies of each resolution of the Board of Trustees authorizing officers to give instructions to NSS;


          (e) Such other certificates, documents or opinions which NSS may, in its discretion, deem necessary or appropriate in the proper performance of its duties;

          (f)  Copies of all distribution and dealer agreements in effect;

          (g)  Copies of all advisory agreements in effect; and

          (h) Copies of all documents relating to special investment of withdrawal plans which are offered or may be offered in the future by the Trust and for which NSS is to act as plan agent.

     3.   Trust Administration

          Subject to the direction and control of NFS and the Trust, NSS shall supervise the Trust's business affairs not otherwise supervised by other agents of the Trust. To the extent not otherwise the primary responsibility of, or provided by, other agents of NFA or the Trust, NSS shall supply (i) non-investment related statistical and research data, (ii) internal regulatory compliance services, and (iii) executive and administrative services. NSS shall coordinate the preparation of (i) tax returns, (ii) reports to shareholders of the Funds, (iii) reports to and filings with the SEC and state securities authorities including preliminary and definitive proxy materials and post-effective amendments to the Trust's Registration Statement, and (iv) necessary materials for meetings of the Trust's Board of Trustees.

     4.   Calculation of Net Asset Value

          NSS will maintain and keep current the general ledger for each Fund, recording all income and expenses, capital share activity and security transactions of each Fund. NSS will calculate the net asset value of each Fund and the per share net asset value of each Fund, in accordance with the Trust's then current prospectus and statement of additional information (the "Prospectus"). NSS will prepare and maintain a daily valuation of all securities and other assets of the Trust in accordance with instructions from a designated officer of the Trust or NFA and in the manner set forth in the Prospectus. In valuing securities of the Trust, NSS may contract with, and rely upon market quotations provided by, outside services or the underlying funds in which the Funds invest.

     5.   Payment of Trust Expenses

          NSS shall process each request received from the Trust or its authorized agents for payment of the Trust's expenses. Upon receipt of written instructions signed by an officer or other authorized agent of the Trust, NSS shall prepare checks in the appropriate amounts which shall be signed by an authorized officer of NSS and mailed to the appropriate party.

     6.   NSS to Record Shares

          NSS shall record the issuance of shares of the Trust and maintain, pursuant to applicable rules of the SEC, a record of the total number of shares of the Trust which are authorized, issued and outstanding, based upon data provided to it by the Trust. NSS shall also provide the Trust, on a regular basis or upon reasonable request, the total number of shares which are authorized, issued and outstanding, but shall have no obligation when recording the issuance of the Trust's shares, except as otherwise set forth herein, to monitor the issuance of such shares or to take



cognizance of any laws relating to the issue or sale of such shares, which functions shall be the sole responsibility of the Trust.

     7.   NSS to Validate Transfers

          Upon receipt of a proper request for transfer and upon surrender to NSS of certificates, if any, in proper form for transfer, NSS shall approve such transfer and shall take all necessary steps to effectuate the transfer as indicated in the transfer request. Upon approval of the transfer, NSS shall notify the Trust in writing of each such transaction and shall make appropriate entries on the shareholder records maintained by NSS.

     8.   Receipt of Funds

          Upon receipt of any check or other instrument drawn or endorsed to it as agent for, or identified as being for the account of, the Trust, NSS shall stamp the check or instrument with the date of receipt and shall forthwith process the same for collection. Upon receipt of notification of receipt of funds eligible for share purchases in accordance with the Prospectus, NSS shall notify the Trust, at the close of each business day, in writing of the amount of said funds credited to the Trust and deposited in its account with its custodian (the "Custodian").

     9.   Purchase Orders

          Upon receipt of a check or other order for the purchase of shares of the Trust, accompanied by sufficient information to enable NSS to establish a shareholder account, NSS shall, as of the next determination of net asset value after receipt of such order in accordance with the Prospectus, compute the number of shares due to the shareholder, credit the share account of the shareholder, subject to collection of the funds, with the number of shares so purchased, shall notify the Trust in writing or by computer report at the close of each business day of such transactions and shall mail to the shareholder and/or dealer of record a notice of such credit when requested to do so by the Trust.

     10.  Returned Checks

          In the event that NSS is notified by the Custodian that any check or other order for the payment of money is returned unpaid for any reason, NSS will:

          (a) Give prompt notification to the Trust of the non-payment of said check;

          (b) In the absence of other instructions from the Trust, take such steps as may be necessary to redeem any shares purchased on the basis of such returned check and cause the proceeds of such redemption plus any dividends declared with respect to such shares to be credited to the account of the Trust and to request the Custodian to forward such returned check to the person who originally submitted the check; and

          (c) Notify the Trust of such actions and correct the Trust's records maintained by NSS pursuant to this Agreement.

     11.  Dividends and Distributions



          The Trust shall furnish NSS with appropriate evidence of Trustee action authorizing the declaration of dividends and other distributions. NSS shall establish procedures in accordance with the Prospectus and with other authorized actions of the Trust's Board of Trustees under which it will have available from the Custodian or the Trust any required information for each dividend and other distribution. After deducting any amount required to be withheld by any applicable laws, NSS shall, as agent for each shareholder who so requests, invest the dividends and other distributions in full and fractional shares in accordance with the Prospectus. If a shareholder of record has elected to receive dividends or other distributions in cash, then NSS shall disburse dividends to such shareholder in accordance with the Prospectus. NSS shall, on or before the mailing date of such checks, notify the Trust and the Custodian of the estimated amount of cash required to pay such dividend or distribution, and the Trust shall instruct the Custodian to make available sufficient funds therefor in the appropriate account of the Trust. NSS shall mail to the shareholders periodic statements, as requested by the Trust, showing the number of full and fractional shares and the net asset value per share of shares so credited. When requested by the Trust, NSS shall prepare and file with the Internal Revenue Service, and when required, shall address and mail to shareholders, such returns and information relating to dividends and distributions paid by the Trust as are required to be so prepared, filed and mailed by applicable laws, rules and regulations.

     12.  Unclaimed Dividends and Unclaimed Redemption Proceeds

          NSS shall, at least annually, furnish in writing to the Trust the names and addresses, as shown in the shareholder accounts maintained by NSS, of all shareholders for which there are, as of the end of the calendar year, dividends, distributions or redemption proceeds for which checks or share certificates mailed in payment of distributions have been returned. NSS shall use its best efforts to contact the shareholders affected and to follow any other written instructions received from the Trust concerning the disposition of any such unclaimed dividends, distributions or redemption proceeds.

     13.  Redemptions and Exchanges

          (a) NSS shall process, in accordance with the Prospectus, each order for redemption of shares received by NSS and in proper form. Upon its approval of such redemption transactions, NSS, if requested by the Trust, shall mail to the shareholder and/or dealer of record a confirmation showing trade date, number of full and fractional shares redeemed, the price per share and the total redemption proceeds. For each such redemption, NSS shall either: (i) prepare checks in the appropriate amounts for approval and verification by the Trust and signature by an authorized officer of NSS and mail the checks to the appropriate person, or (ii) in the event redemption proceeds are to be wired through the Federal Reserve Wire System or by bank wire, cause such proceeds to be wired in federal funds to the bank account designated by the shareholder, or (iii) effectuate such other redemption procedures which are authorized by the Trust's Board of Trustees or the Prospectus. The requirements as to instruments of transfer and other documentation, the applicable redemption price and the time of payment shall be as provided in the Prospectus, subject to such supplemental instructions as may be furnished by the Trust. If NSS or the Trust determines that a request for redemption does not comply with the requirements for redemptions, NSS shall promptly notify the shareholder, indicating the reason therefor.

          (b) If shares of the Trust are eligible for exchange with shares of any other Fund or investment company, NSS, in accordance with the Prospectus and exchange rules of the Trust and such other investment company (or such other investment company's transfer agent), shall review


all exchange requests to ensure they are in proper form and shall, on behalf of the Trust's shareholders, process such exchange requests that are in proper form.

          (c) NSS shall notify the Trust and the Custodian on each business day of the amount of cash required to meet payments made pursuant to the provisions of this Paragraph 13, and, on the basis of such notice, the Trust shall instruct the Custodian to make available from time to time sufficient funds therefor in the appropriate account of the Trust. Procedures for effecting redemption orders accepted from shareholders or dealers of record by telephone or other methods shall be established by mutual agreement between NSS and the Trust consistent with the Prospectus.

          (d) The authority of NSS to perform its responsibilities under Paragraph 9, Paragraph 11, and this Paragraph 13 shall be suspended with respect to any Fund upon receipt of notification by it of the suspension of the determination of such Fund's net asset value.

          (e) NSS shall notify the Trust and the shareholder in writing in the event any shareholder's account drops below the applicable Fund's minimum balance requirement as set forth in the Prospectus. The shareholder notice shall state that the shareholder shall have the number of days specified in the Prospectus from the date of such notice to increase such shareholder's account balance before the Fund redeems such shareholder's shares. In the event such shareholder does not timely increase its account balance and upon authorization by the Trust's Board of Trustees, NSS shall process the redemption in accordance with this Paragraph 13 and the Prospectus.

     14.  Wire-Order Purchases

          NSS will send written confirmations to the dealers of record containing all details of the wire-order purchases placed by each such dealer by the close of business on the business day following receipt of such orders by NSS. Upon receipt of any check drawn or endorsed to the Trust (or NSS, as agent) or otherwise identified as being payment of an outstanding wire-order, NSS will stamp said check with the date of its receipt and deposit the amount represented by such check to NSS's deposit accounts maintained with the Custodian. NSS will cause the Custodian to transfer federal funds in an amount equal to the net asset value of the shares so purchased to the Trust's account with the Custodian, and will notify the Trust before noon of each business day of the total amount deposited in the Trust's deposit accounts, and in the event that payment for a purchase order is not received by NSS or the Custodian on the tenth business day following receipt of the order, prepare an NASD "notice of failure of dealer to make payment."

     15.  Other Plans

          NSS will process such group programs and other plans or programs for investing in shares of the Trust as are provided for in the Prospectus and will act as plan agent for shareholders pursuant to the terms of such plans and programs duly executed by such shareholders.

     16.  Recordkeeping and Other Information

          NSS shall create and maintain all records required by applicable rules, rules and regulations, including but not limited to records required by Section 31(a) of the 1940 Act and the rules thereunder, as the same may be amended from time to time, pertaining to the various functions performed by it and not otherwise created and maintained by another party pursuant to contract with NFA or the Trust. All such records shall be the property of the Trust at all times and shall be available for inspection and use by the Trust. Where applicable, such records shall be maintained



by NSS for the periods and in the places required by Rule 31a-2 under the 1940 Act. NSS shall make available during regular business hours all records and other data created and maintained pursuant to this Agreement for reasonable audit and inspection by the Trust, NFA, or any regulatory agency having authority over the Trust.

     17.  Shareholder Records

          In addition to the requirements of Paragraph 17, NSS shall maintain records for each shareholder account showing the following:

          (a)  Name, address and tax identifying number;

          (b)  Name of the dealer of record, if any;

          (c)  Number of shares held of each Fund;

          (d) Historical information regarding the account, including dividends and distributions in cash or invested in shares;

          (e) Information with respect to the source of all dividends and distributions allocated among income, realized short-term gains and realized long-term gains;

          (f) Any instructions from a shareholder, including all forms furnished by the Trust and executed by a shareholder with respect to (i) dividend or distribution elections and (ii) elections with respect to payment options in connection with the redemption of shares;

          (g) Any correspondence relating to the current maintenance of such shareholder's account;

          (h) Any stop or restraining order placed against such shareholder's account;

          (i) Information with respect to withholding in the case of a foreign account or any other account for which withholding is required by the Internal Revenue Code of 1986, as amended; and

          (j) Any information required in order for NSS to perform the calculations contemplated under this Agreement.

     18.  Tax Returns and Reports

          NSS will prepare in the appropriate form, file with the Internal Revenue Service and appropriate state agencies and, if required, mail to shareholders of the Trust such returns for reporting dividends and distributions paid by the Trust as are required to be so prepared, filed and mailed and shall withhold such sums as are required to be withheld under applicable federal and state income tax laws, rules and regulations.

     19.  Form N-SAR

          NSS shall maintain such records within its control and shall be requested by the Trust to assist the Trust in fulfilling the requirements of Form N-SAR.



     20.  Other Information to the Trust

          Subject to such instruments, verifications and approval of the Custodian and the Trust as shall be required by any agreement or applicable law, NSS will also maintain such records as shall be necessary to furnish to the Trust the following: annual shareholder meeting lists, proxy lists and mailing materials, shareholder reports and confirmations and checks for disbursing redemption proceeds, dividends and other distributions for expense disbursements.

     21.  Access to Shareholder Information

          NSS shall arrange for NFA to have direct access to shareholder information contained in NSS's computer system, including account balances, performance information and such other information which is available to NSS with respect to shareholder accounts.

     22.  Cooperation with Accountants

          NSS shall cooperate with the Trust's independent public accountants and shall take all reasonable action in the performance of its obligations under this Agreement to assure that the necessary information is made available to such accountants for the expression of their unqualified opinion where required for any document for the Trust.

     23.  Shareholder Service and Correspondence

          NSS will provide and maintain adequate personnel, records and equipment to receive and answer all shareholder and dealer inquiries relating to account status, share purchases, redemptions and exchanges and other investment plans available to Trust shareholders. NSS will answer written correspondence from shareholders relating to their share accounts and such other written or oral inquiries as may from time to time be mutually agreed upon, and NSS will notify the Trust of any correspondence or inquiries which may require an answer from the Trust.

     24.  Proxies

          NSS shall assist the Trust in the mailing of proxy cards and other materials in connection with shareholder meetings of the Trust, shall receive, examine and tabulate returned proxies and shall, if requested by the Trust, provide at least one inspector of election to attend and participate as required by law in shareholder meetings of the Trust.

     25.  Further Actions

          Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof.

     26.  Compensation

          For the performance of NSS's obligations under this Agreement, NFA shall pay NSS, on the first business day following the end of each month, a monthly fee in accordance with the schedule attached hereto as Schedule B. NSS shall not be required to reimburse the Trust or NFA for (or have deducted from its fees) any expenses in excess or expense limitations imposed by certain state securities commissions having jurisdiction over the Trust.


     27.  Expenses

          NSS shall furnish, at its expense and without cost to the Trust: (i) the services of its personnel to the extent that such services are required to carry out its obligations under this Agreement and (ii) use of data processing equipment. All costs and expenses not expressly assumed by NSS under this Paragraph 27 shall be paid by NFA, including, but not limited to, costs and expenses for postage, envelopes, checks, drafts, continuous forms, reports, communications, statements and other materials, telephone, telegraph and remote transmission lines, use of outside pricing services, use of outside mailing firms, necessary outside record storage, media for storage of records (e.g., microfilm, microfiche, computer tapes), printing, confirmations and any other shareholder correspondence and any and all assessments, taxes or levies assessed on NSS for services provided under this Agreement.

     28.  Equipment Failures

          In the event of equipment failures beyond NSS's control, NSS shall take all steps necessary to minimize service interruptions but shall have no liability with respect thereto so long as and to the extent it exercises reasonable care. NSS shall endeavor to enter into one or more agreements making provision for emergency use of electronic data processing equipment to the extent appropriate equipment is available.

     29.  Indemnification of NSS

          (a) NSS may rely on information reasonably believed by it to be accurate and reliable. Except as may otherwise be required by the 1940 Act and the rules thereunder, neither NSS nor its shareholders, officers, directors, employees, agents, control persons or affiliates of any thereof shall be subject to any liability for, or any damages, expenses or losses incurred by the Trust or NFA in connection with, any error of judgment, mistake of law, any act or omission connected with or arising out of any services rendered under or payments made pursuant to this Agreement or any other matter to which this Agreement relates, except by reason of willful misfeasance, bad faith or gross negligence on the part of any such persons in the performance of the duties of NSS under this Agreement or by reason of reckless disregard by any of such persons of the obligations and duties of NSS under this Agreement.

          (b) Notwithstanding any other provision of this Agreement, the Trust and NFA shall each indemnify, defend and hold harmless NSS, its directors, officers, employees, shareholders, agents, control persons and affiliates from and against any and all claims, demands, expenses and liabilities (whether with or without basis in fact or law) of any and every nature which NSS may sustain or incur or which may be asserted against NSS by any person by reason of, or as a result of: (i) any action taken or omitted to be taken by NSS in good faith in reliance upon any certificate, instrument, order or share certificate believed by it to be genuine and to be signed, countersigned or executed by and duly authorized person of the Trust, upon the oral instructions or written instructions of an authorized person of the Trust or upon the opinion of legal counsel for the Trust or its own counsel; or (ii) any action taken or omitted to be taken by NSS in connection with its appointment in good faith in reliance upon any law, act, regulation or interpretation of the same even though the same may thereafter have been altered, changed, amended or repealed. However, indemnification under this subparagraph shall not apply to actions or omissions of NSS or its directors, officers, employees, shareholders or agents in cases of its or their own negligence, willful misconduct, bad faith, or reckless disregard of its or their own duties hereunder.



     30.  Termination

          (a) The provisions of this Agreement shall be effective on the date first above written, shall continue in effect for two years from that date and shall continue in force from year to year thereafter, but only so long as such continuance is approved (i) by vote, cast in person at a meeting called for the purpose, of a majority of the Trust's trustees who are not parties to this Agreement or interested persons (as defined in the 1940 Act) of any such party, and (ii) by vote of a majority of the Trust's Board of Trustees or a majority of the Trust's outstanding voting securities.

          (b) Any party may terminate this Agreement on any date by giving the other parties at least 60 days' prior written notice of such termination specifying the date fixed therefor. Upon termination of this Agreement, NFA shall pay to NSS such compensation as may be due as of the date of such termination, and shall likewise reimburse NSS for any out-of-pocket expenses and disbursements reasonably incurred by NFA to such date.

          (c) In the event that in connection with the termination of this Agreement a successor to any of NSS's duties or responsibilities under this Agreement is designated by the Trust or by NFA by written notice to NSS, NSS shall, promptly upon such termination, transfer all records maintained by NSS under this Agreement and shall cooperate in the transfer of such duties and responsibilities, including provision for assistance from NSS's cognizant personnel in the establishment of books, records and other data by such successor.

     31.  Services for Others

          Nothing in this Agreement shall prevent NSS or any affiliated person (as defined in the 1940 Act) of NSS from providing services for any other person, firm or corporation (including other investment companies); provided, however, that NSS expressly represents that it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations to the Trust under this Agreement.

     32.  Compliance with Governmental Rules and Regulations

          (a) The parties hereto acknowledge and agree that nothing contained herein shall be construed to require NSS to perform any services for the Trust or NFA which could cause NSS to be deemed an "investment adviser" of the Trust within the meaning of Section 2(a)(20) of the 1940 Act.

          (b) NSS represents and warrants to the Trust that it is registered with the SEC as a transfer agent.

     33.  Limitation of Liability

          It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trust, personally, but bind only the trust property of the Trust. The execution and delivery of this Agreement have been authorized by the Trustees of the Trust and signed by an officer of the Trust, acting as such, and neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust.



     34.  Severability

          In the event any provision of this Agreement is determined to be void or unenforceable, such determination shall not affect the remainder of this Agreement, which shall continue to be in force.

     35.  Questions of Interpretation

          This Agreement shall be governed by the laws of the Commonwealth of Pennsylvania. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

     36.  Notices

          Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice, it is agreed that the address of the Trust, NFA and NSS for this purpose shall be 715 Twining Road, Suite 202, Dresher, Pennsylvania 19025.

     37.  Counterparts

          This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     38.  Force Majeure

          If NSS shall be delayed in its performance of services or prevented entirely or in part from performing services due to causes or events beyond its control, including and without limitation, acts of God, interruption of power or other utility, transportation or communication services, acts of civil or military authority, sabotages, national emergencies, explosion, flood, accident, earthquake or other catastrophe, fire, strike or other labor problems, legal action, present or future law, governmental order, rule or regulation, or shortages of suitable parts, materials, labor or transportation, such delay or non-performance shall be excused and a reasonable time for performance in connection with this Agreement shall be extended to include the period of such delay or non-performance.

     39.  Miscellaneous

          The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.



     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

                              THE DRESHER FAMILY OR FUNDS


                              By:____________________________________
                                    Name:    Jeffrey C. Brown
                                    Its:     President

                              NATIONAL FINANCIAL ADVISORS, INC.


                              By:____________________________________
                                    Name:    Jeffrey C. Brown
                                    Its:     President


                              NATIONAL SHAREHOLDER SERVICES, INC.


                              By:____________________________________
                                    Name:    Jeffrey C. Brown
                                    Its:     President



                                    SCHEDULE A

                    The Dresher Comprehensive Growth Fund

                     The Dresher Classic Retirement Fund













Dated: ____________, 1997



                                 SCHEDULE B

The Dresher Comprehensive Growth Fund:  $2,000 per month.

The Dresher Classic Retirement Fund:  $2,000 per month.



                                Exhibit (15)(a)

                              Distribution Plan

                                    Exhibit

                               DISTRIBUTION PLAN

                               June ___, 1997

     This Distribution Plan (the "Plan") has been adopted by the Board of Trustees (the "Trustees") of THE DRESHER FAMILY OF FUNDS (the "Trust") in conformance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Investment Company Act"), with respect to those series of the Trust denominated as "Funds" (each a "Fund" and collectively, the "Funds") and listed on Schedule A hereto (and any other series which may be issued by the Trust).

     1.   Distribution Agreement and Distribution Fee.  The Trust on behalf of the Funds will enter into a distribution Agreement (the "Distribution
Agreement") with NFA Brokerage Services, Inc. (the "Distributor").   Each Fund
will pay an individual distribution fee (the "Distribution Fee") to the Distributor as consideration for certain services in connection with the distribution of such Fund's shares (the "Shares"). The Distribution Fee will be an amount equal to .25% per annum of the average daily net asset value (the "Net Asset Value") of the Fund. Such payments shall be accrued daily and paid monthly in arrears or shall be accrued and paid at such other intervals as the
Trustees shall determine.   For purposes of determining the Distribution Fee,
the Net Asset Value shall be determined as set forth in the Trust's prospectus.

     2. Expenses and Other Fees. The Distributor shall be solely responsible for, and shall pay from each Fund's respective Distribution Fee, all expenses and other fees ("Expenses") incurred by the Distributor in connection with the distribution of such Fund's Shares, and the provision of its services under the Distribution Agreement. Such Expenses may include, without limitation, (a) compensation to securities brokers and dealers for selling Shares; (b) compensation to securities brokers and dealers, accountants, attorneys, investment advisors, pension actuaries and service organizations for services rendered by them to their clients in reviewing, explaining or interpreting the Trusts's prospectus and other selling materials; (c) advertising costs; (d) costs of telephone, mail, or other direct solicitation of prospective investors and of responding to inquiries, as well as the compensation of persons who do the soliciting or respond to inquiries; (e) preparing and printing prospectuses and other selling materials and the cost of distributing them (including postage); (f) reimbursement of travel, entertainment and like expenditures made by the Trustees in promoting the Funds and their investment objective and policies;
(g) fees of public relations consultants and (h) awards.

          Payments made from each respective Distribution Fee must be for services rendered for or on behalf of, or Expenses related to, such Fund; provided, that, joint distribution financing shall be permitted in accordance with the applicable regulations of the Securities and Exchange Commission as in effect from time to time.

     3. Reports of Distributor. So long as the Plan remains in effect, at least quarterly, the Distributor shall provide a written report to the Trustees of (a) the amounts expended by each Fund pursuant to Paragraph 2
above and (b) the purpose of each such expenditure.   Such report shall be
reviewed by the Board of Trustees.

     4. Approval of the Plan. The Plan will be effective, with respect to the Shares of any Fund, upon its approval by (a) the holders of a majority of the outstanding Shares of such Fund, and (b) a majority of the Trustees and a majority of the Disinterested Trustees (as hereinafter defined).



     5. Term of the Plan. With respect to each Fund, the Plan shall be in effect for a period of one (1) year from the date of adoption by the Trustees and shall continue from year to year thereafter subject to annual approval by the Trustees in the manner set forth in Paragraph 6 hereto.

     6. Amendments. The Plan may be amended at any time by the Trustees; provided, that (a) any amendment to increase materially the costs which each Fund may bear for distribution pursuant to the Plan shall be effective only upon approval by a vote of the holders of a majority of the outstanding Shares of such Fund, and (b) any material amendments of the terms of the Plan shall become effective only upon approval of a majority of the Trustees and a majority of the Trustees who are not "interested persons" (as such term is defined in the Investment Company Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan (the "Disinterested Trustees"), pursuant to a vote cast in person at a meeting called for that purpose.

     7. Termination. With respect to each Fund, the Plan may be terminated, without penalty, at any time by a vote of a majority of the Disinterested Trustees or by a vote of the holders of a majority of the outstanding Shares of such Fund.

     8. Selection/Nomination of Disinterested Trustees. The selection and nomination of Disinterested Trustees shall be committed to the discretion of the then current Disinterested Trustees.

     9. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

     IN WITNESS WHEREOF, the Trust has executed the Plan as of June ___, 1997 on behalf of each of the Funds.

                                   THE DRESHER FAMILY OF FUNDS


                                   By:______________________________
                                         President


                                 SCHEDULE A


                    The Dresher Comprehensive Growth Fund

                     The Dresher Classic Retirement Fund



Dated: June ________, 1997
